Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

BROOKS BROTHERS
MANUFACTURING AND LICENSE AGREEMENT

BETWEEN

RETAIL BRAND ALLIANCE, INC., d/b/a Brooks Brothers - LICENSOR

AND

INTER PARFUMS USA, LLC. — LICENSEE

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

BROOKS BROTHERS
MANUFACTURING AND LICENSE AGREEMENT
(“Agreement”)

A.	Effective Date: Shall mean the date the last party has executed and delivered this Agreement.

B.	Licensor:	Retail Brand Alliance, Inc., d/b/a Brooks Brothers
346 Madison Avenue, New York, NY 10017
		Attention:	President – Strategic Development and International Business
with a copy to General Counsel
100 Phoenix Avenue, Enfield, CT 06082

Licensee:	Inter Parfums USA, LLC, a New York limited liability company
551 Fifth Avenue, New York, NY 10176
	Attention:	Chief Executive Officer

	with a copy to:	Joseph A. Caccamo, Esq .
GrayRobinson P.A
Attorneys at Law
401 E. Las Olas Blvd.
Suite 1850
Ft. Lauderdale , FL 33301

Each party’s signature below indicates its acceptance of this Agreement including and specifically incorporating the attached Standard Terms and Conditions and Exhibits which are an inseperable part of this Agreement.

Retail Brand Alliance, Inc.,		Inter Parfums USA, LLC
d/b/a Brooks Brothers		By: Inter Parfums, Inc., Sole Member
By:	/S/ ______________	By:	/S/ ________________
	Name: Title: Date:		Name: Jean Madar Title: CEO Date:

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

BROOKS BROTHERS
MANUFACTURING AND LICENSE AGREEMENT
STANDARD TERMS AND CONDITIONS

1.	DEFINITIONS. The following terms shall have the following definitions when used in this Agreement:

1.01. "Licensed Marks" shall mean the trademarks listed on Exhibit B and insofar as they are registered in countries enumerated on Exhibit D, and any approved form of the Brooks Brothers logo, as shown on Exhibit B and Exhibit D, together with any and all such new trademarks as may be developed, acquired or registered by on behalf of Licensor and its Affiliates, only with Licensor’s prior written approval.

1.02. (a) "Products" shall mean only those fragrance and personal care products specifically described in Exhibit A, namely, fragrances, home fragrance products, skincare products, bath products, body care products and cosmetics.

(b) "New Products" shall mean all Products bearing Licensed Marks which are manufactured by or for Licensee from designs, formulas and concepts delivered or approved by Licensor hereunder.

(c) “Existing Products” shall mean any of Licensor’s Products sold by Licensor through Licensor’s U.S. Stores prior to the sale of New Products pursuant to the terms of this Agreement except the products under the Royall product line.

(d) “Licensed Products” shall mean New Products and Existing Products. .

1.03. "Net Sales" shall mean Gross Sales less Allowable Deductions. For purposes of the definition of Net Sales in this Section 1.03, notwithstanding anything to the contrary contained in this Agreement, Net Sales shall not include sales to Licensor, including any and all of Licensor’s U.S. Stores, as hereinafter defined, and Paradies Stores, as hereinafter defined.

1.03.1“Gross Sales” shall mean the aggregate of the invoiced amounts of Wholesale Sales, as defined herein, and Ex Factory Sales, as defined herein, for Licensed Products shipped or sold by Licensee or Licensee’s Affiliates (as defined herein) for sale solely in Combined International Distribution Channels.

1.03.2“Allowable Deductions” shall mean: (1) customary trade allowances which may include: (a) term discounts and (b) markdown monies but only in connection with Discontinued Goods (the “Markdown Monies”), (2) taxes paid, (3) freight (to the extent included on an invoice), and (4) returns actually received. No deduction shall be made for any reserves for any Allowable Deductions provided that Licensee may deduct Allowable Deductions only to the extent Allowable Deductions have actually been taken. Customary trade allowances including term discounts (but excluding Markdown Monies) are not to exceed [------------]1   of Gross Sales in any given annual period. In the event Markdown Monies exceed [---------------]2   of Gross Sales in any given annual period, Licensor‘s prior written consent shall be required and any further mark-downs on Discontinued Goods shall also require Licensor’s prior written consent.

1 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.1.
2 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.2.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

1.03.3  “Wholesale Sales” shall mean all sales only through the Combined International Distribution Channels of Licensed Products shipped or sold by Licensee or any of Licensee’s Affiliates to a retailer or other entity that sells the Licensed Products directly to consumers.

1.03.4 “Ex Factory Sales” shall mean all sales only through the Combined International Distribution Channels of Licensed Products shipped or sold by Licensee or any of Licensee’s Affiliates to any wholesaler or distributor other than Licensee or Licensee’s Affiliates.

1.04. “Territory” shall mean the world.

1.05. "Upscale International Distribution Channels” shall be Distributors in the Territory (not including the United States and Puerto Rico) who have been pre-approved by Licensor and who are in the business of distributing upscale or designer Products to only the better department stores and better specialty stores in the Territory whose location, merchandising and overall operations are consistent with the high quality of Licensed Products, the reputation, image and prestige of the Licensed Marks. Better department stores and better specialty stores shall be upscale retail outlets, specialty stores, and department stores that sell not less than five (5) upscale or designer brands, such as Ralph Lauren, Burberry, Chanel, Giorgio Armani and Calvin Klein. Notwithstanding the foregoing, Upscale International Distribution Channels shall not include any of Licensor’s International Stores.

1.06. (a) "Year" shall mean the twelve (12) month period commencing January 1 and ending the following December 31; provided, however, that the “Launch Year” shall commence on the Effective Date and shall terminate on December 31, 2008.

(b) “Accounting Period” shall mean each three (3) month calendar period commencing January l, April l, July l and October 1, respectively, or such shorter period in which Licensee has rights to distribute Licensed Products hereunder.

(c) "Effective Date" shall mean the date in Section A of this Agreement.

1.07.  (a) "Discontinued Goods", “Remaining Discontinued Goods” and “Remaining Inventory” shall mean only those Licensed Products defined in Section 20.01.

1.08. “Guaranteed Minimum Royalty” shall have the meaning set forth in Section 8.01.

1.09. “Retail Price” shall mean actual retail price of each unit of Licensed Products.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

1.09.01 “Initial Retail Price” shall mean the price established by Licensor as the initial retail price to be marked on the relevant Licensed Products in Licensor’s U.S. Retail Stores (as herein defined) as determined in good faith by Licensor with input from Licensee. With respect to Licensee’s concern that it be required to produce and sell products for a price below its actual cost plus a reasonable gross profit based upon Licensee’s historical gross margins, Licensee shall advise Licensor whether or not Licensee is able to produce the relevant Licensed Product at the Initial Retail Price set by Licensor. In the event Licensee has given Licensor such advice, and Licensor and Licensee cannot agree on the Initial Retail Price for any Licensed Product, Licensee shall have no obligation to produce such Licensed Product.

1.10. “Licensor Cost of Goods Purchase Price” shall have the meaning set forth in Section 3.02.

1.11. “Initial Launch” shall mean the first delivery of Licensed Products for sale in Licensor’s U.S. Retail Stores (as herein defined) and Licensor’s U.S. Factory Stores (as herein defined).

1.12. “Paradies” shall mean the Licensor’s licensee for casino resort stores and airport stores in the United States and Canada.

1.13. “Paradies Stores” shall mean stores operated by Paradies in the United States and Canada.

1.14. “Target Sales” shall mean Licensor’s targeted Ex Factory Sales of Licensed Products through the Combined International Distribution Channels throughout the Territory for each Year as stated in the Business Plan attached hereto and made a part hereof as Exhibit C.

1.15. “Creative” shall mean products, product fragrances (or formulas and formula combinations), concepts, Formulae, product names, product line names, formula/ingredient descriptions, instructions, packaging, bottle and container configurations and colors, labels, tags, taglines, slogans, copy, scent strip designs, images, artwork, drawings, sketches, plans, designs, displays, illustrations, models, tooling, packaging materials and all other forms of identification affixed to or connected with the Products. The Creative, other than Formulae, is and shall be deemed to be owned by Licensor.

1.16. “Formula(e)” shall mean any and all of the formulae, lists of ingredients, fragrances, technical information, recipes, processes and instructions (held in whatever form) reasonably necessary to enable the Products to be produced. Formulae shall be for the exclusive use of Licensor, but shall not be deemed to be owned by Licensor.

1.17.  “Term” shall have the meaning set forth in Section 4.01 hereof.

1.18. “Combined International Distribution Channels” means Duty-Free Channels of Distribution, the Upscale International Distribution Channels and Licensor’s International Stores.

1.19. “Contractor” shall mean any person, firm or company appointed or proposed as a contractor to perform work on behalf of Licensee pursuant to this Agreement, with Licensor’s prior written consent.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

1.19.1 “Distributor” shall mean a third party other than Licensee or Licensee’s Affiliates utilized by Licensee with the prior written approval of Licensor, for the sole purpose distributing and/or marketing the Licensed Products in the Territory.

1.19.2 “Affiliate” shall mean, in the case of Licensor, an entity or person which directly or indirectly controls or is controlled by or is under common control with Licensor, and, in the case of Licensee, shall mean an entity or person which directly or indirectly controls or is controlled by or is under common control with Licensee.

1.20. “Duty-Free Channels of Distribution” means Duty-free, in-flight and cruise ship channels of distribution within and outside the United States.

1.21. “Licensor’s International Stores” means Licensor’s retail or factory stores, shop-in-shops or any other store operating under the Licensed Marks or owned or operated by Licensor, Licensor’s Affiliates, Licensor’s Joint Venture Partners or Licensor’s Other Licensees, other than Licensor’s U.S. Stores and Paradies Stores.

1.22. “Sales Royalty” shall have the meaning set forth in Section 9.01 hereof.

1.22.1.“Ex Factory Sales Royalty” shall have the meaning set forth in Section 9.01 hereof.

1.22.2. “Wholesale Sales Royalty” shall have the meaning set forth in Section 9.01 hereof.

2.	GRANT.

2.01. Subject to the terms and conditions of this Agreement and the rights of Licensor’s Affiliates, other licensees (“Other Licensees”) and joint venture partners (“Joint Venture Partners”) as enumerated on Exhibit D-2 herein or pursuant to Third Party Agreements (as defined herein) entered into by Licensor in accordance with Section 19.05 hereof, Licensor hereby grants to Licensee during the Term (as hereinafter defined) the exclusive, non-transferable rights to use each Licensed Mark as a trademark only on and in connection with

(a) the exclusive development, production, and manufacture, at Licensee’s sole cost and expense, of the Licensed Products in the Territory;

(b) the exclusive distribution of Licensed Products for sale solely in (i) Licensor’s retail stores in the United States and Puerto Rico (“Licensor’s U. S. Retail Stores”), (ii) Licensor’s factory stores in the United States and Puerto Rico (“Licensor’s U.S. Factory Stores”) (collectively, the “Licensor’s U.S. Stores”), and (iii) Paradies Stores in the United States and Canada;

(c) the exclusive distribution and sale of the Licensed Products solely for sale through the Duty-Free Channels of Distribution and the Upscale International Distribution Channels in the Territory, provided that in countries where Licensor has Affiliates, Other Licensees or Joint Venture Partners with rights as enumerated on Exhibit D-2 or with rights granted pursuant to Third Party Agreements entered into by Licensor in accordance with Section 19.05 hereof, Licensee shall have the non-exclusive right to distribute and sell Licensed Products through the Duty-Free Channels of Distribution and the Upscale International Distribution Channels in such countries and shall have the exclusive right to distribute and sell Licensed Products to such Affiliates, Other Licensees or Joint Venture Partners;

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(d) the non-exclusive advertising and promotion, at Licensee’s sole cost and expense, of the Licensed Products in the Territory;

(e) the non-exclusive distribution and sale of Licensed Products for sale in Licensor’s International Stores in the Territory, provided that in countries where Licensor has Affiliates, Other Licensees or Joint Venture Partners with rights as enumerated on Exhibit D-2 or with rights granted pursuant to Third Party Agreements entered into by Licensor in accordance with Section 19.05 hereof, Licensee shall have the exclusive right to distribute and sell Licensed Products to such Affiliates, Existing Licensees or Joint Venture Partners.

It shall be understood that Paragraphs (a), (b), (c), (d) and (e) of this Section 2.01 shall comprise the “Scope” of the rights granted to Licensee herein. Licensee has no rights to develop, produce, manufacture, distribute, or sell Licensed Products beyond the Scope. Notwithstanding the above, the Scope shall not include any Products not carrying the Licensed Mark, or any other trademark, brand or trade name that may be confusingly similar to the Licensed Marks that is developed by Licensee.

2.02  (a) Licensor reserves all rights to the Licensed Marks including, but not limited to, all uses on the internet, except as specifically granted herein to Licensee and Licensor may exercise such rights at any time. Notwithstanding anything in this Agreement to the contrary, nothing shall be construed to limit Licensor's or its licensee’s rights to use the Licensed Marks on or in connection with the Licensed Products to be presented and sold by Licensor in the Territory as part of its collection and/or in Licensor’s U.S. Stores or in Licensor’s International Stores, its internet website and catalog, provided, however, that Licensor and its Affiliates shall purchase Licensed Products solely from Licensee.

(b) Notwithstanding anything contained in this Agreement, Licensee may not sell Licensed Products through any electronic media (including, but not limited, to television, radio or the internet, the “Unauthorized Distribution Channels”) without Licensor’s prior written approval, which may be withdrawn or rescinded for a commercially reasonable reason. With respect to the unauthorized marketing, advertising, distribution or sale of Licensed Products by retailers through Unauthorized Distribution Channels over which Licensee has no control or participation, Licensee shall: (1) inform Licensor at the very first instance of its awareness of any such retailer’s unauthorized marketing, advertising, distribution or sale of Licensed Products in Unauthorized Distribution Channels; (2) require all its Distributors to submit all advertising, catalog and other sales materials related thereto to Licensor for Licensor’s enforcement action and/or approval; and (3) if necessary, terminate such agent, Contractor, Distributor or retailer for failure to give or submit copies of such materials to Licensor or for failure to comply with Licensor’s directive to discontinue any unauthorized marketing, advertising, distribution or sale of Licensed Products in Unauthorized Distribution Channels. .

2.03 Licensee’s rights in the Territory shall be subject to the following:

(a)  the restrictions and the rights of Licensor’s existing Affiliates, Other Licensees and Joint Venture Partners enumerated on Exhibit D-2 or rights granted pursuant to Third Party Agreements entered into by Licensor in accordance with Section 19.05 hereof, but solely to the extent set forth in Exhibit D-2 and except as provided in Section 19.05 herein;

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(b) with respect to Licensee’s rights of distribution and sale in the United States, Puerto Rico and Canada, Licensee shall not distribute or sell Licensed Products to stores or other entities other than Licensor’s U.S. Stores and Paradies Stores in the United States and Canada without Licensor’s prior written consent;

(c) if Licensor decides that it shall grant additional distribution rights in the U.S. to distribute or sell Licensed Products to stores or other entities other than Licensor’s U.S. Stores and Paradies Stores in the United States and Canada (the “Additional Rights in the U.S.”), then Licensor shall give Licensee the right of first refusal to be granted such Additional Rights in the U.S.; provided however, that if Licensee does not exercise such right of first refusal to be granted Additional Rights in the U.S. within ninety (90) days, then Licensor shall have the right to grant such Additional Rights in the U.S. to another licensee (the “Non-Inter Parfums Licensee”), and provided further, that if Licensor grants Additional Rights in the U.S. to a Non-Inter Parfums Licensee, such Non-Inter Parfums Licensee shall purchase Licensed Products solely from Licensee; and

(d) Licensee shall not distribute License Products in any country where Licensor has a pending application for registration of a trademark until such application for registration is complete and Licensor’s Licensed Marks are fully registered therein. Moreover, Licensee will not sell Licensed Products in any country where Licensor does not have the Licensed Marks registered or in violation of law. Upon Licensee's written request, Licensor may elect, in its sole and absolute discretion, to grant Licensee permission to distribute Licensed Products in any particular country (or countries) wherein the pending registration has not been completed, subject to the terms and conditions set forth in Section 18 below.

2.04 (a) With respect to the restrictions and the rights of Licensor’s existing Affiliates, Other Licensees and Joint Venture Partners enumerated on Exhibit D-2, Licensor covenants and agrees with Licensee that Licensor shall use its commercially reasonable efforts to (i) prohibit all manufacturing of Products by Licensor’s existing Affiliates, Other Licensees and Joint Venture Partners; and (ii) amend or revise such existing agreements for the purpose of removing and prohibiting all manufacturing rights for Products.

(b) If any of Licensor’s existing Affiliates, Other Licensees and Joint Venture Partners manufacture any Products, then

(i) The Ex Factory Sales Targets set forth on Exhibit C for Year 4 and for the cumulative period beginning on the Effective Date until the end of Year 4 shall be reduced by one dollar for each dollar of Products sold by Licensor’s existing Affiliates, Other Licensees and Joint Venture Partners (and if sold in a foreign currency, then the equivalent U.S. dollar value using the exchange rate as published by the Wall Street Journal on the last day of the month during the month in which the Products were sold); and

(ii) Licensee shall received a credit against the Guaranteed Minimum Royalties set forth in Section 8.01 and the Sales Royalty set forth in Section 9.01 by the amount equal to the Sales Royalty that would have been paid on the sale of Products manufactured by Licensor’s existing Affiliates, Other Licensees and Joint Venture Partners, had Licensee made such sales of manufactured Products.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

2.05. All Licensed Products shall bear the Licensed Mark(s), except as hereinafter provided, and no Licensed Product shall be sold or otherwise distributed by Licensee under any trademark other than the Licensed Marks including, without limitation, under a "private label" of Licensee or any customer of Licensee. Licensee shall not use the Licensed Marks on or in connection with the Licensed Products or any other product manufactured from designs neither provided nor approved by Licensor or on Licensed Products distributed by any person or entity, including Licensee, as premiums, promotions, giveaways or fundraisers except as part of Licensee’s Image Plan, as hereinafter defined. Any other use of the Licensed Mark by Licensee or Licensee’s Affiliates shall require the express written consent of Licensor. Licensee shall not use any Licensed Mark as part of its corporate name or any trade name, nor shall Licensee join any name or names with the Licensed Marks so as to form a new mark.

2.06. During the Term, Licensee shall not participate in business transactions which are inconsistent with the purpose of this Agreement or which would have a material adverse effect on Licensee's ability to meet its obligations under this Agreement. Notwithstanding the foregoing, nothing in this Agreement shall preclude, prohibit or otherwise restrict Licensee and Licensee’s Affiliates from developing, manufacturing, promoting, marketing, distributing and selling any products not bearing the Licensed Marks.

2.07. In the event of any dispute between Licensee and any other licensee of Licensor in the Territory with respect to the products covered by their respective licenses, Licensor reserves the right, to resolve any such dispute in good faith and within a reasonably feasible time, taking into account the rights of Licensee hereunder and the protection of the Licensed Marks, in a commercially reasonable manner.

3.	SALES TO LICENSOR’S U.S. STORES AND PARADIES STORES.

3.01. (a) Licensee, for itself and any of Licensee’s Affiliates, agrees to sell to Licensor, its Affiliates, subsidiaries and Paradies, the Licensed Products. Licensee agrees to use its commercially reasonable efforts to have the Initial Launch on or about November 1, 2008.

(b) Licensor agrees to use commercially reasonable efforts to enable Licensor’s U.S. Factory Stores to carry all core Licensed Products.

3.02. For all approved Licensed Products sold by Licensee to Licensor, other than Licensed Products sold through Combined International Distribution Channels, Licensor shall pay Licensee [-----------------------]3 of the Initial Retail Price (“Licensor Cost of Goods Purchase Price”). Notwithstanding anything contained in this Agreement, Licensee shall sell Licensed Products at the same Licensor Cost of Goods Purchase Price to Paradies Stores as sold to Licensor.

3 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.3.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

3.03. Licensee shall invoice Licensor upon delivery, FOB Licensor’s distribution center or designated consolidator based on the applicable purchase order, and Licensor shall pay the amounts due and owing to Licensee hereunder within [-----------]4  from the date of delivery of Licensed Products by Licensee. In the event of a good faith dispute with regard to a portion of an invoice, Licensor may withhold solely the portion of the payment relating to the disputed portion of the invoice.

3.04. In the event of any conflict between the provisions of this Agreement and a purchase order submitted by Licensor or Paradies, the provisions of this Agreement shall prevail.

3.05. Commencing not less than [-----------]5  prior to the Initial Launch and thereafter for each 180 consecutive day period throughout the Term on a monthly rolling basis, Licensor covenants and agrees to provide to Licensee a good faith estimate of the orders for Licensed Products to be required by Licensor for each following
[------------------]6  period on a monthly rolling basis (each a “Scheduling Order”), and notwithstanding anything to the contrary contained herein, Licensee shall not be required to fulfill orders for Licensed Products in excess of [-----------------]7  of the relevant Scheduling Order within any month of the requisite 180 consecutive day period.

3.06. By no later than three (3) months following the Initial Launch, Licensor is anticipated to be selling in Licensor’s U.S. Retail Stores, a minimum of [----------]8  SKUs of the Licensed Products (“Initial SKU Commitment”). If Licensor has not satisfied the Initial SKU Commitment during this three (3) month period, then Licensor shall use its commercially reasonable efforts to promptly increase the presence of the Licensed Products currently being sold through additional exposures and placements in Licensor’s U.S. Retail Stores to attain the same shelf presence that the Initial SKU Commitment would have achieved.

3.07. Upon request of Licensor, Licensee shall supply to Licensor, on a one time basis only and free of any charge to Licensor, no earlier than the time of Initial Launch, Licensed Product samples for solely such Licensed Products that the parties agree in writing require testers, such as fragrances and body lotions (“Product Samples”), consisting of [----------]9 items for each SKU, which are to be used by Licensor for promotional, brand-building or and marketing purposes at its discretion, provided that under no circumstances shall Product Samples be sold by or on behalf of Licensor and its Affiliates. At Licensor’s request, Licensee shall provide Licensor with additional Product Samples (such SKUs that the parties agree upon in writing) for promotional and marketing purposes (the “Marketing Products”), at a reduced price of  [---------------------]10 of the suggested retail price of such Marketing Products in the United States.

4 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.4.
5 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.5.
6 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.6.
7 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.7.
8 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.8.
9 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.9.
10 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.10.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

3.08. Commencing on the Initial Launch, Licensee shall supply to Licensor free of any charge to Licensor, Licensed Product samples equal to [-----------]11   for each SKU per month for each of Licensor’s U.S. Stores and Paradies Stores (for solely such Licensed Products that the parties agree require testers, such as fragrances and body lotions) each labeled as a “tester” (collectively “Testers”), which are to be used by Licensor solely as in-store testers by employees and customers, and not in any other manner. Under no circumstances shall Testers be sold by or on behalf of Licensor and its Affiliates. Testers shall be agreed upon as part of the Annual Plans.

3.09. At the request of Licensor, Licensee agrees to develop and sell to Licensor such point-of-sale material (such as vials, bags, displays and counters) as the parties agree in writing, as and when such items may be available, at the purchase price equal to the Licensee’s cost of such point of sale material.

3.10. All goods shipped to Licensor or its Affiliates must comply in all material respects with the procedures set forth in Licensor’s Guidelines for Domestic Vendors attached hereto and made part hereof as Exhibit G. Notwithstanding the foregoing, no monetary charges, damages or penalties shall be imposed as the result of the violation of any provision of Licensor’s Guidelines for Domestic Vendors except to the extent such violation materially affects Licensor’s ability to conduct its normal business operations. Licensee shall bear the risk of loss for the Licensed Products shipped under this Agreement until the Licensed Products have been delivered to Licensor’s distribution center or Licensor’s designated consolidator based on the applicable purchase order.

3.11. Licensor shall inspect all Licensed Products delivered and any (i) claims for damages or improper quantity shall be made by notice to Licensee within [--------------]12of the delivery to Licensor of Licensed Products and (ii) claims for Licensed Products that do not meet Licensor’s specifications and requirements, or that were manufactured in breach of the terms and conditions of this Agreement (“Nonconforming Goods”), shall be made by notice to Licensee within a reasonable time after Licensor’s discovery of such Nonconforming Goods. The failure by Licensor to interpose any such claim within such applicable period shall act as a waiver of any such claims, and such Licensed Products shall be deemed to have been accepted by Licensor. Licensee agrees to provide to Licensor, and Licensor agrees to accept that Licensor's sole remedy for claims made by Licensor for damaged Licensed Products or shortage in the quantity of Licensed Products delivered, will be the replacement of Licensed Products in the same quantity and type for which the Licensor is making such claim.

3.12. All Nonconforming Goods for which a claim is timely made under Section 3.11 above may be returned by Licensor to Licensee at Licensee’s cost; provided however, that Licensor complies with the normal customer return procedures of Licensor, which are detailed in Licensor’s Guidelines for Domestic Vendors attached hereto and made part hereof as Exhibit G. Licensee shall not be entitled to receive any payment for units returned pursuant to this Section and must reimburse Licensor for any amounts already paid for such Nonconforming Goods.

11 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.11.
12 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.12.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

4.	TERM.

4.01. (a) Unless earlier terminated pursuant to the terms and conditions of this Agreement, the term of this Agreement (the "Term") shall commence on the Effective Date, and shall continue in full force and effect until December 31, 2013, as follows:

Product Design/Launch Year: Effective Date to December 31, 2008
Year 1: January 1 to December 31, 2009
Year 2: January 1 to December 31, 2010
Year 3: January 1 to December 31, 2011
Year 4: January 1 to December 31, 2012
Year 5: January 1 to December 31, 2013

(b) Licensee shall be granted an automatic five (5) year extension term after the expiration of this Agreement commencing on January 1, 2014 until December 31, 2018 (the “Extension Term”), under the terms and conditions applicable to the Extension Term as provided herein and in Exhibit C-2 attached hereto, upon notice from Licensee to Licensor to extend this Agreement which notice shall be given not more than eighteen (18) months but not less than twelve (12) months prior to the expiration of the initial Term, provided, if, and only if, the following conditions are satisfied before any such extension takes effect:

(i) Licensee has achieved the Ex Factory Sales Target set forth on Exhibit C for Year 4 or [----------]13 in Ex Factory Sales for the cumulative period beginning on the Effective Date until the end of Year 4; and

(ii) No Event of Default, as hereinafter defined in Section 4.03, exists.

If Licensee fails to fulfill any of the conditions set forth in this Section 4.01, Licensee shall give Licensor written notice of its desire to extend not less than [-------------]14 prior to the expiration of the initial Term. Within [----------]15 days from Licensor’s receipt of such notice, Licensor shall have the option to: (1) grant Licensee the Extension Term under the terms and conditions provided herein and in Exhibit C-2 attached hereto; or (2) grant the Extension Term under new terms and conditions to be negotiated and agreed by the parties; or (3) terminate the Agreement as provided herein.

13 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.13.
14 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.14.
15 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.15.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(c) If the Extension Term has been exercised, then Licensor and Licensee agree to negotiate in good faith the terms of a second five (5) year optional extension term not less than six (6) months prior to the expiration of the Extension Term.

(d) “Term” shall also be deemed to include the Extension Term if either or both of the Extension Term or the second five (5) year optional extension has been granted and the context of this Agreement so indicates.

4.02. Time is of the essence with respect to all payments of Guaranteed Minimum Royalty or Sales Royalty hereunder. If Licensee should fail to make any payment in full of any Guaranteed Minimum Royalty or Sales Royalty within five (5) business days when due, (i) Licensee shall pay interest on such unpaid sum from and including the date such payment becomes due until the date of payment in full at a rate equal to the prime rate prevailing in New York, New York at Citibank, N. A., from time to time during the period of such delinquency, plus [-------------]16,not to exceed the maximum allowed by law and (ii) if such default should continue uncured for a period of five (5) business days after notice to Licensee that such five (5) business days has elapsed without payment, then such failure shall constitute an Event of Default..

4.03 Any of the following events shall constitute an “Event of Default”:

(a) Licensee fails to pay the Guaranteed Minimum Royalty or Sales Royalty as set forth in Section 4.02;

(b) Licensee commits any material breach of this Agreement which is not capable of remedy;

(c) Licensee commits any material breach of this Agreement which is capable of remedy and fails to remedy such breach within [-------------]17 of Licensor’s written notice to Licensee of the breach or if such cure cannot be reasonably be effected within such [----------------]18 period, substantial efforts have not been expended by Licensee or Licensee’s Guarantor with reasonable prospects for a cure within a commercially reasonable time. Notwithstanding the foregoing, if Licensee conducts its business hereunder in a manner which requires Licensor to give more than [---------------]19  notices for a material breach in any consecutive [------------------]20 period pursuant to this Section 4.03 to obtain Licensee's compliance with this Agreement, then Licensor may elect to refuse to permit Licensee to cure such material breach; or;

16 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.16.
17 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.17.
18 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.18.
19 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.19.
20 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.20.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(d) If Licensee should fail to perform any of the other terms, conditions, agreements or covenants it is obligated to perform hereunder which is curable within [-------------]21  but continues uncured for a period of [----------------]22 after Licensor gives Licensee written notice, or if said breach is curable but not within [------------------]23  and all reasonable steps necessary to cure have not been taken within said [-------------]24 or Licensee is not diligently taking all steps necessary to cure said breach as promptly as practicable. Notwithstanding the foregoing, a series of otherwise non-material breaches, whether curable or not, could under the appropriate facts and circumstances, rise to the level where such failures taken in the aggregate could be deemed to materially adversely affect the business of Licensor, the Licensed Marks or the ability of Licensee to carry out the spirit and intent of this Agreement, which could then be considered an Event of Default; or

(e)  Licensee or any Licensee Affiliate directly or indirectly opposes (or assists any third party to oppose) the registration or renewal of any of the Licensed Marks, design and/or patent or any trademark, design and/or patent application or renewal of Licensor; or

(f) Licensee or any Licensee Affiliate itself registers or disputes or directly or indirectly assists any third party to dispute the validity of any of the Licensed Marks, design and/or patent of Licensor; or

(g) If Licensee commences or becomes the subject of any case or proceeding under any applicable federal, state or foreign bankruptcy laws or if a court appoints a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Licensee and any such involuntary proceeding or appointment is not discharged within [------------------]25; or

(h) If Licensee should default on any material obligation which is secured by a security interest in any Licensed Product, and such default is not cured within the applicable cure time, if any; or

(i) At any time after Year 1, if Licensee shall have failed to continue the manufacture and sale of any Licensed Products in commercial quantities for a period longer than [---------------]26; or

(j) Upon the happening of a Transfer Transaction, as defined in Section 4.05.

4.04. Upon an Event of Default, then Licensor may, upon written notice to Licensee:

(a) immediately terminate this Agreement in its entirety; or

21 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.21.
22 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.22.
23 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.23.
24 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.24.
25 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.25.
26 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.26.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(b) immediately terminate the Agreement as to one or all of the Products; or

(c) inform Licensee that Licensor is considering terminating the Agreement, and at any time during the [---------------]27 following such notice, give Licensee not fewer than [----------------]28 notice of the day when the Agreement shall terminate, in whole or in part.

4.05 A "Transfer Transaction" will be deemed to have occurred if, (a) Licensee sells or otherwise disposes of a controlling interest in its business or assets to a third party including, without limitation, through a sale of stock (it being agreed that expiration or termination of any contracts now or hereafter existing of Licensee shall not be deemed to be a Transfer Transaction), (b) operating control of Licensee is transferred (if then-current management of Licensee is changed or no longer is involved directly in the day-to-day (executive) supervision of Licensee's performance under this Agreement, provided, however, that nothing in this Section 4.05 shall be deemed to prohibit the hiring, termination or reassignment of personnel or realignment, reassignment or allocation of personnel duties in the sole discretion of Licensee), or (c) Licensee takes any action which is prohibited pursuant to Section 16.01 below.

5.	CONFIDENTIALITY; SECURITES DISCLOSURE.

5.01. Licensee acknowledges that all information relating to the business and operations of Licensor which it acquires, learns or will learn during the Term, all special design concepts which Licensor provides and has provided to it and all Creative, Formulae, prototypes and product concepts including, without limitation, coloration, fabrication, packaging and sourcing information and identification of manufacturing contractors (the "Licensor Confidential Information") received by it from Licensor or approved by Licensor which are not commonly or currently known in the marketplace are valuable property of Licensor. Licensee acknowledges the need to preserve the confidentiality and secrecy of such Licensor Confidential Information and agrees that, during the Term and after the expiration or other termination hereof, it shall not use or disclose same, except to the extent expressly provided herein, and it shall take all necessary steps to ensure that use of Licensor Confidential Information by it, by Licensee’s Affiliates or by its Contractors, Distributors and suppliers (which use shall be solely as necessary for, and in connection with, the manufacture, distribution, sale, advertising and promotion of Licensed Products) shall preserve such confidentiality and secrecy in all respects. Licensee hereby indemnifies Licensor against any and all damage of any kind which may be suffered by Licensor as a result of any breach by Licensee, by Licensee’s Affiliates or any of its agents and/or Contractors, Distributors and suppliers of the provisions of this Section. The provisions of this Section and Licensee's obligations hereunder shall survive the expiration or termination of the Term. Notwithstanding the foregoing, Licensor Confidential Information shall not include the following:

(a) information that at the time of receipt by Licensee was already known to Licensee;

27 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.27.
28 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.28.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(b) information that at any time is received by Licenee or any of Licensee’s Affiliates from a third party, which was lawfully in possession of the same and had the right to disclose the same; and

(c) information that as of the date of receipt by Licensee is in the public domain or subsequently enters the public domain without fault on the part of Licensee or Licensee’s Affiliates; or

(d) is disclosed pursuant to compulsory process, or federal, state or local governmental requirement after Licensee has notified Licensor of such compulsory process or governmental requirement, and Licensor has had the opportunity to obtain a protective order or confidential treatment agreement with provisions equivalent to the provisions of this Agreement.

5.02.  Licensor and Licensee shall mutually agree upon the content and distribution of a joint press release to be issued upon execution of this Agreement, as well as public disclosure on the Current Report on Form 8-K. Licensor acknowledges that Licensee’s parent, Inter Parfums, Inc., is a publicly held company with its Common Stock traded on The Nasdaq Global Select Market and is subject to reporting requirements of the United States federal securities laws, and its subsidary, Inter Parfums, S.A. has its shares traded on the Euronext, and is subject to its reporting requirements. Nothing in the Agreement shall prohibit the disclosure as may be required of Inter Parfums, Inc. under such securities laws.

5.03. Subject to the provisions of Section 5.02 above, without the prior written consent of the other party, either party will not, and will direct its directors, officers, employees, Affiliates and representatives not to, disclose to any person that this Agreement exists, that any information has been made available or any opinion or view with respect to the other party or any information relating to the other party.

5.04 Licensor and its Affiliates shall not purchase or sell the securities of Inter Parfums, Inc., its indirect subsidiary, Inter Parfums, S.A., or communicate material non-public information relating to Inter Parfums, Inc. or Inter Parfums, S.A. to any other person under circumstances under which it is reasonably foreseeable that such person is likely to purchase or sell the securities of Inter Parfums, Inc. or Inter Parfums, S.A. if such persons were to be in possession of material non-public information.

MANUFACTURE OF LICENSED PRODUCTS AND QUALITY CONTROL.

6.01. The contents and workmanship of Licensed Products (including all Creative and Formulae) shall at all times be of the highest quality and Licensed Products shall be distributed, offered for sale and sold with packaging and sales promotion materials appropriate for highest quality Products and consistent with Licensor’s standing and reputation in the retail industry and with the public as a first-rate retail firm, all with Licensor’s prior approval.

6.02. Licensee is solely responsible for selecting and managing all Contractors that perform services for Licensee pursuant to this Agreement. Licensee, however, must be sure that all such Contractors who are involved or provide services in connection with product design, package design, overall creative marketing and visual display (i.e., Licensee’s primary creative agencies, not Distributors’ agencies who are focused on adapting creative images for their markets) or final filling and manufacturing processes, are approved in writing by Licensor (“Approved Contractor”) prior to their performance of any such services. Licensor’s approval of any Approved Contractors shall in no way diminish Licensee’s obligations under this Agreement. Licensee shall remain responsible and liable to Licensor for all obligations hereunder including, but not limited to, those undertaken by an Approved Contractor. Approved Contractors may not subcontract the development, production, manufacture or distribution of any Licensed Products except to Approved Contractors who have been approved to provide such services for such Licensed Products. Licensor shall have no legal or financial liability to any Contractors or subcontractors of Licensee.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

6.03. Licensee shall be responsible, at its sole cost and expense, for development of product concepts, Formulae, other Creative and all other aspects of actual or proposed Licensed Products, for making all samples and all aspects of the manufacture and safety in compliance with applicable law.

6.04. On an annual basis, Licensee (with Licensor’s collaboration in Licensor’s sole discretion) shall prepare a product development plan for the next calendar year (each an “Annual Plan”). The Annual Plan shall set forth descriptions of the Licensed Products Licensee plans to develop (including a description of each SKU), and a timeline for the development of each of these products, all subject to Licensor’s prior written approval.

6.05. Licensee shall, at its expense, create, develop and manufacture the Licensed Products, which shall be subject to the prior written approval of Licensor, in its sole discretion, and Licensee shall provide written notice to Licensor at each stage of production, as follows:

•	Product concept,
•	bottle or container design and styling,
•	development and choice of Personal Care Products or Home Fragrance Products,
•	development and choice of packaging, and
•	choice of the product name.

6.06. Licensor shall have [--------------]29from the date of Licensor’s receipt of the submission by Licensee of a matter for approval to either approve or reject such matter. Licensor acknowledges that in connection with the development of the Licensed Products, time deadlines are extremely important at each stage of development. Accordingly, if Licensor fails to respond within the aforementioned [------------------]30 approval period, then such submission for approval will be deemed disapproved and Licensee shall resubmit such submission to Licensor. If Licensor does not respond within [-------------]31 from Licensor’s receipt of Licensee’s second submission for approval, Licensor shall be deemed to have provided its approval for such matter submitted for Licensor’s approval.

29 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.29.
30 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.30.
31 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.31.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

6.07. At Licensor’s sole discretion, and at Licensor’s expense, Licensor may use quantitative means (such as focus groups or other consumer oriented tests) to evaluate the variations and select the most appropriate variations for further refinement and/or development. Licensor shall not, however, be bound by the results of any such concept testing.

6.08. Licensee shall ensure that all prototypes submitted for approval must adhere to the legal requirements in territories in which manufacturing and distribution of Licensed Products are anticipated to occur and any territories from which components or ingredients thereof may be obtained.

6.09. Licensor, at is sole cost and expense, shall ensure that it has secured all intellectual property rights in the Licensed Marks (including but not limited to, any new brand names and trademarks, whether developed by Licensor or Licensee) and Licensee shall ensure that it has secured all other legal requirements in Licensed Products such that the Licensed Products may freely be manufactured, distributed, marketed or sold in the Territory.

6.10. Licensor shall give Licensee sufficient advance notice of the countries within the Territory where Licensed Products are presently sold and intended to be sold in order to permit Licensee to comply with the applicable law of each such country. Licensee must adhere to any special ingredient restrictions, shelf-life requirements, labeling requirements and all other legal requirements for each such country within the Territory. Licensee will not sell Licensed Products in any country where Licensor does not have the Licensed Marks registered or where Licensor has a pending application for registration for the Licensed Marks or in violation of law, unless allowed by law.

6.11 (a) It is specifically understood and agreed that Licensor's decision to give its approval pursuant to this Agreement may be based solely on Licensor's subjective standards and may be withheld in Licensor's sole and absolute discretion; provided however, that approvals, once given, may be withdrawn within [--------------]32  from over-all program approval with an objectively identified good faith, commercially reasonable basis, and not in the unreasonable discretion of the Licensor provided however, that if such approval once given, is withdrawn without an objectively identified good faith, commercially reasonable basis, then Licensor shall reimburse Licensee the actual cost that may have been incurred by Licensee, if any, in respect of the items for which approval was withdrawn and for which Licensee has presented reasonable supporting documentation, within [-----------------]33 of the presentation of such costs to Licensor. For instance, Licensor’s right, in its sole discretion, to disapprove or withdraw its approval shall include, but not be limited to, Licensor’s right to revoke its approval for any material, packaging and/or contents of a Licensed Product because its source of origin may be from the unethical treatment of animals. Licensor agrees that, if it withdraws a previously provided approval after [--------------------]34 from the time Licensor gave its overall program approval, with an objectively identified commercially reasonable basis therefor, the relevant Licensed Products that may be affected by the withdrawal of Licensor’s approval shall be considered Discontinued Goods and shall be subject to the provisions of Section 20.01.

32 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.32.
33 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.33.
34 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.34.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(b) Licensor shall have the right to approve any and all elements of the Licensed Products including but not limited to: (i) aroma, (ii) concept, (iii) Formula, (iv) Creative, (v) packaging materials, (vi) quality, (vii) design, (viii) materials (including the ingredients, pattern, color, composition and weight thereof), (ix) packaging, (x) the elements of the Licensed Marks to be used therewith, and (xi) the combinations and manner of use of such Licensed Marks (including, where relevant, the location, juxtaposition and size of any Licensed Marks appearing thereon). Licensor also reserves the right to approve and confirm that such Licensed Products conform with the relevant samples and/or specifications pre-approved by Licensor in writing in all respects. Licensor’s approval is understood to be specific to the Licensed Products for which such approval is given, unless otherwise specified by Licensor in writing.

(c) Before Licensee makes any change to any aspect of the development, manufacture, production or distribution of a Licensed Product (including any changes to Creative therefor), Licensee must submit to Licensor a complete description of the change and the reason for the change. Licensor, in its sole discretion, will approve or reject such submission.

6.12.  Notwithstanding the last sentence of Section 6.11(a) above, if Licensor requests Licensee to change a Licensed Product in order to comply with regulatory or legal requirements, then Licensee shall comply with the request and will develop, produce, manufacture and distribute conforming Licensed Product at Licensee’s sole cost and expense within [-----------]35 of Licensor’s request. However, in the event any of the Licensed Products need to be recalled for failure to comply with regulatory or legal requirements, Licensee shall use its commercially reasonable efforts to remove such Licensed Products from all points of sale within [--------------]36 from the date Licensee receives notice of such nonconforming condition unless a shorter period is required by law.

6.13. (a) Each Licensed Product shall be manufactured, packaged, labeled, sold and distributed in accordance with all applicable national, state, provincial, local or other laws and regulations as well as the “Work Place Code of Conduct” as shown on Exhibit E attached hereto and made a part hereof. Licensor's approval of any sample shall not be construed to mean that Licensor has determined that the sample conforms to the laws or regulations of any jurisdiction referred to above. All Approved Contractors shall comply with the Work Place Code of Conduct. Notwithstanding anything to the contrary contained in the Work Place Code of Conduct, Licensor shall not have the right to terminate this Agreement as the result of a breach of the Work Place Code of Conduct unless such breach remains uncured after [------------]37 from the time Licensee receives notice of such breach. Any breach of either this Agreement or the Work Place Code of Conduct by one of Licensee’s Contractors shall be deemed a breach by Licensee, provided, however, that notwithstanding the last paragraph of the Work Place Code of Conduct, Licensee shall be permitted to cure such breach within the grace period provided in this Section 6.13 by taking appropriate corrective action with the breaching Contractor, up to and including termination of such Contractor.

35 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.35.
36 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.36.
37 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.37.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(b) Licensee shall display, including, without limitation, on all tags, labels and packaging for each Licensed Product and all business documents, advertising, promotional, publicity and exploitation material relating to it, any Licensed Mark only in such form and manner as is specifically approved by Licensor and its legal counsel. Licensee also shall cause to appear on all such items, such legends, markings and notices as either may be required by any law or regulation in the Territory or as Licensor reasonably may request including, without limitation, such legends, markings or notices, which may include Licensee's trade name or trademark, necessary to inform consumers that the Licensed Products are manufactured and/or distributed by Licensee. Licensee will acquire no proprietary rights in the Licensed Marks by virtue of such use.

6.14. (a) Licensor also shall have the right, upon reasonable advance notice to Licensee, to inspect the manufacturing process for each Licensed Product produced under this Agreement at whatever place or places they may be manufactured.

(b) Notwithstanding any contrary provision herein, if, at any time, any production of Licensed Product is disapproved by Licensor on the grounds that such sample does not conform to the approved preproduction sample and approved related range as presented to Licensor by Licensee or Licensor’s standards, Licensor shall so advise Licensee and, upon Licensee's receipt of such advice by written notice, approval with respect to that Licensed Product shall be deemed revoked. Thereafter, Licensee shall not manufacture or release such disapproved Licensed Product for public distribution until a new approval has been given for that Licensed Product.

7.	ADVERTISING.

7.01. (a) In recognition of the importance of consumer advertising in developing and projecting the image of the Licensed Marks and in enhancing the sales of Licensed Products, Licensee, in conjunction with Licensor, will develop a program for all Licensed Products bearing the Licensed Marks for distribution and sales of License Products outside of the United States (the "Image Program"). Licensor shall have the right to pre-approve, in accordance with section 7.03 (f) below, any and all aspects of the Image Program and any other advertising and promotion that is outside the Image Program, if any, shall require Licensor’s prior written approval at all times. In line with the foregoing, Licensee shall submit to Licensor for its review a detailed one year advertising and marketing plan (the “Annual Marketing Plan”) at least [----------------]38 before the beginning of each Year showing the budget for advertising and marketing expenditures for each country in the Territory. Furthermore, approximately every [-----------------]39, Licensee agrees to conduct a review and status update meeting with Licensor, at which meeting Licensee will submit to Licensor a status report on the Annual Marketing Plan,

(b) As part of the Image Program, Licensor and Licensee shall jointly develop a set of guidelines (the “Marketing Guidelines”) which Licensee shall furnish to its Affiliates, Distributors, Contractors, and/or other business partners as needed who wish to participate in the Image Program and Licensee shall use reasonable commercial efforts to ensure its Affiliates, Distributors, Contractors and/or other business partners adhere to the Marketing Guidelines.

38 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.38.
39 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.39.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

7.02  (a) In connection with the Image Program to be conducted by Licensee pursuant to Section 7.01(a) above, Licensee agrees that Licensee and its Distributors in the aggregate shall commit to spend in each Year an amount equal to [---------------]40 of Net Sales (the "Marketing Fund"), provided however, that the Marketing Fund shall never be less than the greater of (i) the minimum marketing fund amount as enumerated on Exhibits C and C-2, respectively, or (ii) [--------------]41 of the prior year’s Net Sales except that for the Year 2010, the Marketing Fund shall never be less than the minimum marketing fund amount as enumerated on Exhibit C (the “Minimum Marketing Fund”).

(b) Licensee’s costs or expenditures for participation in trade shows and/or for any other sales-related expenses including, but not limited to, slotting fees, trade advertising, showroom costs, sales samples, as well as travel and entertainment expenses, shall not be charged to the Marketing Fund.

7.03 (a) The Marketing Fund shall be computed annually at the time Licensee renders the statement of its Chief Financial Officer in accordance with Section 10.02 hereunder. In the event the Marketing Fund is more than the Minimum Marketing Fund for any given Year during the Term or any Year during any Extension Term, if applicable, then in such event, the difference between the Marketing Fund and the Minimum Marketing Fund for such Year, but solely to the extent that the Marketing Fund has not actually been expended by Licensee and its Distributors (the “Marketing Shortfall”), shall be added to the Marketing Fund commitment for the next Year (the “Carryover Year”). Further, both the Marketing Fund due for the Carryover Year and any Marketing Shortfall from the prior Year shall be expended by Licensee and its Distributors in conjunction with the Image Program by the end of the Carryover Year.

(b) If Licensee and its Distributors fail to spend the Minimum Marketing Fund for any Year, or the Marketing Shortfall, if any, from the prior Year during any Carryover Year, then within [-------------]42 of either notice from Licensor or the date of an annual Operating Report that sets forth the failure to spend the Minimum Marketing Fund for any Year, or the Marketing Shortfall, if any, from the prior Year during any Carryover Year, Licensee shall spend such deficiency. The failure of Licensee to spend such deficiency within such [----------------]43 period shall be deemed a material breach of this Agreement.

40 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.40.
41 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.41.
42 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.42.
43 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.43.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(c) In the event there exists a Marketing Shortfall in the last Year of the Term or in the last Year of any Extension Term, if applicable, and Licensor has determined to continue in the business of selling Products, then Licensee shall be responsible to pay Licensor only [-------------]44 of such Marketing Shortfall within
[--------------]45 after the expiration or termination of the Term, or the Extension Term, as may be the case.

(d) If Licensor determines not to continue selling Products after the Term or the Extension Term, if any, then notwithstanding anything to the contrary in this Agreement, Licensor agrees to waive Licensee’s Marketing Fund commitment for the last Year of the Term or any Extension Term, provided, however, that if there exists a Marketing Shortfall as of the first date of the final Year, then Licensee shall be responsible to pay Licensor only [----------]46 of such Marketing Shortfall within [--------------]47 after the expiration or termination of the Term, or the Extension Term, as may be the case, but only to the extent that the Marketing Shortfall was not actually expended during the final Year by Licensee and its Distributors.

(e) All Licensed Products sold through the Licensor’s International Stores including any Paradies Stores in Canada will be given priority for in-store marketing, advertising and promotional activities (provided such stores participate in such programs), with the intent to have Licensor’s International Stores serve as the flagship locations for the Licensed Products. Licensee shall use its efforts to have Licensee’s Distributors supply, free of any charge, Licensed Product testers equal to one unit for each SKU that requires testers per month for each of Licensor’s International Stores.

(f) Licensor shall have [---------------] 48 from the date Licensor’s receipt of the submission by Licensee of a matter for approval required in this Section 7 to either approve or reject such matter. Licensor acknowledges that in connection with the marketing of the Licensed Products, time deadlines are extremely important at each stage of a marketing program. Accordingly, if Licensor fails to respond within the aforementioned [--------------]49approval period, then such submission for approval will be deemed disapproved and Licensee shall resubmit such submission to Licensor. If Licensor does not respond within [----------------]50 from Licensor’s receipt of Licensee’s second submission for approval, Licensor shall be deemed to have provided its approval for such matter submitted for Licensor’s approval.

7.04. At all times during the Term, Licensee shall employ a Marketing and Sales Manager approved by Licensor who shall devote a substantial portion of his or her time to the marketing and sale of the Licensed Products. Licensee shall maintain a network of Distributors that is, and will continue to be, an adequate sales force for the Licensed Products throughout the Territory.

44 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.44.
45 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.45
46 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.46.
47 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.47.
48 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.48.
49 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.49.
50 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.50.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

7.05. For clarification, Licensor acknowledges that Licensee has retained representatives and/or Distributors who show the Licensed Products to customers throughout the Territory. Licensee hereby expressly agrees to inform its representatives and Distributors of the foregoing and acknowledges that the acts of said representatives and Distributors shall be deemed Licensee's acts for all purposes hereunder.

7.06. Licensee shall use reasonable commercial efforts to furnish to Licensor copies (tear sheets) of all marketing, advertising, and promotional materials that make use of the Licensed Marks. Licensee shall further use reasonable commercial efforts to provide these materials to Licensor as soon as it receives or becomes aware of such materials.

8.	GUARANTEED MINIMUM ROYALTY AND GUARANTEED MINIMUM SALES.

8.01. In consideration of the license granted by Licensor hereunder, during the Term, Licensee shall pay the Licensor a Guaranteed Minimum Royalty in the amount of [---------]51 for Year 1 (2009), [------------] 52 for Year 2 (2010), [-----------] 53 for Year 3 (2011), [----------] 54 for Year 4 (2012), and [---------] 55 for Year 5 (2013).

8.02. The Guaranteed Minimum Royalty hereunder shall be paid in accordance with Section 9.02.

8.03. The Guaranteed Minimum Royalty paid for each Year is non-refundable but shall be credited against and recouped from the Sales Royalty otherwise payable for that Year only, as provided in Section 9.01 below and shall at no time be carried over from one Year to the next.

8.04. In the event Licensee fulfills all of the conditions necessary for an automatic extension of the Term as enumerated in Section 3.01, Licensee shall pay to the Licensor for each year during the Extension Term a Guaranteed Minimum Royalty in the amount which is the greater of: (1) [------------]56 of the prior year’s actual Sales Royalty, or (2) the following amounts corresponding to each year of the Extension Term as follows:

51 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.51.
52 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.52.
53 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.53.
54 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.54.
55 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.55.
56 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.56.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

January 1 to December 31, 2014: [---------] 57
January 1 to December 31, 2015: [---------] 58
January 1 to December 31, 2016: [---------] 59
January 1 to December 31, 2017: [---------] 60
January 1 to December 31, 2018: [---------] 61

8.05 Licensee may satisfy its obligation to reach the Guaranteed Minimum Royalties set forth above with Wholesale Sales and Ex Factory Sales of Licensed Products, provided that Licensee will not receive credit against Guaranteed Minimum Royalties for (a) sales to Licensor’s U.S. Stores, and (b) Paradies Stores.

9.	SALES ROYALTY.

9.01. In consideration of the license granted by Licensor hereunder, Licensee shall pay to Licensor for all Net Sales occurring from Effective Date until December 31, 2011, a sales royalty equal to: (1) [---------]62  of all net Wholesale Sales (the “Wholesale Sales Royalty”) and (2) [---------]63 of all net Ex Factory Sales (the “Ex Factory Sales Royalty”), provided that for all Net Sales occurring after December 31, 2011 until December 31, 2013 and throughout the Extension Term ending on December 31, 2018, if applicable, the Wholesale Sales Royalty shall be equal to [---------]64 of all net Wholesale Sales and the Ex Factory Sales Royalty shall be equal to [---------]65 of all net Ex Factory Sales (the Wholesale Sales Royalty and the Ex Factory Sales Royalty together shall be the “Sales Royalty”).

9.02. Licensee shall account for and pay the Sales Royalty to Licensor for each Accounting Period within [---------] 66 from the last business day of each Accounting Period throughout the Term or any Extension Term, if applicable, which shall be the greater of: (1) [----------]67 of the Guaranteed Minimum Royalty or (2) the actual Sales Royalty computed on the basis of Net Sales during the Accounting Period; provided, however, that for each Year, the aggregate of Accounting Period payments will equal the greater of (1) the Guaranteed Minimum Royalty or (2) the actual Sales Royalty computed on the basis of Net Sales during the Year.

57 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.57.
58 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.58.
59 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.59.
60 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.60.
61 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.61.
62 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.62.
63 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.63.
64 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.64.
65 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.65.
66 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.66.
67 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.67.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

9.03. No payment of Sales Royalty for any Year in excess of the amount of Guaranteed Minimum Royalty for the same Year shall reduce the total Guaranteed Minimum Royalty due to Licensor for any other Year.

10.	ACCOUNTINGS.

10.01. Licensee shall deliver to Licensor at the time each Sales Royalty payment is due, a statement in a form reasonably acceptable to Licensor, signed and certified as accurate by a duly authorized officer of Licensee, indicating in the aggregate (a) the Gross Sales of all Licensed Products shipped during the period covered by such Sales Royalty statement, (b) the amount of Allowable Deductions (if any) actually taken, (c) the Net Sales, (i) showing separately by Ex-Factory Sales and Wholesale Sales and (ii) the amount of sales to Licensor of Discontinued Goods and Remaining Discontinued Goods, if any, (d) a computation of the amount of Sales Royalty earned hereunder for said Accounting Period and for the current Year and (e) showing separately the amount of any Guaranteed Minimum Royalty due and payable and the Sales Royalty due and payable for such Accounting Period. Such statement shall be furnished to Licensor irrespective of the quantity of Licensed Products that have been sold during the Accounting Period for which such statement is due.

10.01.1 Licensee shall also deliver to Licensor quarterly and annual operating reports containing the items enumerated on Exhibit H (the “Operating Reports”). The Operating Reports shall be in a form reasonably acceptable to Licensor, signed and certified as true and accurate in all material respects by a duly authorized officer of Licensee. Licensor intends that these Operating Reports shall be the basis for its periodic business-review meetings with Licensee.

10.02. Within [---------]68 following the end of the most recently completed Year, Licensee shall deliver to Licensor, a statement signed by its chief financial officer relating to such Year, setting forth the information required to be submitted by Licensee in accordance with Sections 10.01 and the annual Operating Reports required under Section 10.01.1 above, together with the amout of the Marketing Fund actually expended, and certifying that such information is true and accurate in all material respects.

10.02.1 Concurrently with the execution of this Agreement, Inter Parfums, Inc., the direct parent, of Licensee, with an address at 551 Fifth Avenue, New York, NY 10176 (the “Guarantor”), shall execute a Guarantee in favor of Licensor, which guarantees the performance of all of Licensee’s obligations under this Agreement. The parties hereto agree that upon a default under the Guarantee by the Guarantor, the Licensee shall be deemed to be in default under this Agreement and Licensor may terminate this Agreement immediately without prejudice to any other rights available to it hereunder. A copy of the Guarantee, which the parties agree shall not be modified without the express consent of Licensor in writing is attached hereto as Exhibit F.

68 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.68.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

10.03. Receipt or acceptance by Licensor of any of the statements furnished, or of any sums paid, pursuant to this Agreement shall not preclude Licensor from questioning their correctness at any time. If Licensee or Licensor should fail to make any payment in full within [---------------]69 when due hereunder, such party shall pay interest on such unpaid sum from and including the date such payment becomes due until the date of payment in full at a rate equal to the prime rate prevailing in New York, New York at Citibank, N. A., from time to time during the period of such delinquency, [-------------]70, not to exceed the maximum allowed by law.

10.04. (a) Licensee shall maintain appropriate books of account in the United States in which accurate entries shall be made concerning all transactions within the scope of this Agreement. For a period of [-------------] 71 after the end of a Year of the Term, Licensor shall have the right, through any of its employees or other authorized representative of its choice, upon reasonable advance notice to Licensee, to examine and copy all or part of these books of account and all other records, documents and material in the possession or under the control of Licensee with respect to the subject matter of this Agreement, provided Licensor conducts such examination without undue interference or disruption of Licensee’s business.

(b) If Licensee's payment or aggregate of payments for any period covered by an audit of Licensee's books and records was less than the amount which should have been paid by a sum equal to [----------] 72 or more, Licensee shall reimburse Licensor for the cost of such audit and shall make all payments required to be made to eliminate any discrepancy revealed by said audit within [----------] 73 after Licensor's demand therefor, plus interest at the prime rate prevailing from time to time in New York, New York at Citibank, N.A., [---------]74, not to exceed the maximum allowed by law, on such unpaid royalties from the date(s) said royalties were originally due and payable.

(c) All books of account and records shall be kept available by Licensee for [--------------] 75 after the end of each Year of the Term.

11.	INTELLECTUAL PROPERTY.

11.01. (a) Licensee shall not question or otherwise challenge, either directly or indirectly, during the Term or after the termination or expiration of the Term, Licensor's ownership of and rights in the Licensed Marks, the Creative, the Formulae (to the extent they may exist), the validity of this Agreement or the validity of any registration or application for registration by Licensor of the Licensed Marks or any other intellectual property rights relating to the Licensed Products. Any and all goodwill and other rights which attach to or arise in connection with the use of the Licensed Marks by Licensee shall inure to the sole benefit of Licensor and shall remain vested therein. Licensee shall at any time, whether during or after the Term, execute any documents required by Licensor to confirm Licensor's ownership of the Licensed Marks, the Creative, or to record Licensee as a licensee or registered user of the Licensed Marks; provided, however, that in the event of any ambiguity or conflict between any provision of any such document and any provision of this Agreement, this Agreement shall prevail.

69 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.69.
70 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.70.
71 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.71.
72 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.72.
73 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.73.
74 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.74.
75 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.75.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(b) Licensee shall use the Licensed Marks strictly in compliance with all applicable legal requirements. Licensee shall not, at any time, do or suffer to be done any act or thing which may in any way adversely affect any rights in and to the Licensed Marks or any registrations thereof or which, directly or indirectly, may reduce the value of the Licensed Marks or detract from their reputation. Licensee shall not, and shall cause its customers to not, sell, advertise, promote or exploit Licensed Products in a manner that may reduce the value of the Licensed Marks or detract from their reputations.

11.02. It is understood and agreed that nothing in this Agreement will be deemed in any way to constitute an assignment by Licensor of the Licensed Marks or of any rights therein, or to give Licensee any right, title or interest in and to the Licensed Marks (except the right to make use thereof as herein provided).

11.03. If Licensee learns of any use by any person of any trademark, trade name or logo which it believes is confusingly similar to any Licensed Mark, it shall notify Licensor promptly and, if requested by Licensor, shall join with Licensor at Licensor's expense, in such action as Licensor in its discretion may deem advisable. The proceeds of any settlement of or recovery from any such action and any non-monetary rights obtained as a result of any such action shall belong entirely to Licensor. Licensee shall have no right to take any action with respect to any Licensed Mark without Licensor's prior written approval.

11.04. Any copyright, industrial design right, or design patent which may be created in any sketch, design, Creative, advertising, packaging, label, tag or the like (hereinafter, collectively, "Materials") designed or approved by Licensor in connection with Licensed Products shall be the property of Licensor. Licensee shall not, at any time, do or suffer to be done any act or thing which may adversely affect any rights of Licensor in the Materials including, without limitation, filing any application in its name to record any claims to copyrights or design patents in Licensed Products and, upon Licensor's request, shall do all things of a ministerial nature reasonably required by Licensor to preserve and protect said rights including, without limitation, placing an appropriate copyright or industrial design right notice on all Licensed Products and the Materials therefor.

12.	INDEMNIFICATION; INSURANCE.

12.01. Licensee will indemnify and hold Licensor, its Affiliates and its agents harmless from and against any claim, suit, loss, damage, injuries or expense (including reasonable attorneys' fees) which Licensor may incur or be obligated to pay or for which it may become liable or be compelled to pay in any action, claim or proceeding against it arising out of or in connection with Licensee's performance of this Agreement including, without limitation, on account of any alleged defect in any Licensed Product produced by or for Licensee under this Agreement or the manufacture, labeling, sale, distribution or advertisement of any Licensed Product by Licensee in violation of any national, state, provincial, local or other law or regulation or otherwise. Licensor shall give Licensee prompt notice of any such claim or suit. The provisions of this Section and Licensee's obligations hereunder shall survive the expiration or termination of this Agreement.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

12.02. Licensor will indemnify and hold Licensee and Licensee’s Affiliates harmless from any claim, suit, loss, damage or expense (including reasonable attorneys' fees) which Licensee may incur or be obligated to pay or for which it may become liable or be compelled to pay in any action, claim or proceeding against it arising solely out of a third-party claim alleging trademark infringement concerning the use by Licensee of the Licensed Marks as authorized in this Agreement in any jurisdiction included within the purview of trademark registration in the Territory. Licensee shall give Licensor prompt notice of any such claim or suit. Licensor shall have the right to undertake and conduct the defense of any suit so brought through counsel of Licensor's choice. The provisions of this Section and Licensor's obligations hereunder shall survive the expiration or termination of this Agreement.

12.03. At all times during which Licensed Products are being sold and for [----------] 76 thereafter, Licensee shall, at its own expense, procure and maintain in full force and effect with a responsible insurance carrier with a minimum rating of A, Financial Category X by Best’s Key Rating Guide published by A.M. Best Company, a Commercial General Liability Insurance Policy including products liability coverage with respect to Licensed Products, with limits of not less than [-----------] 77 combined single limit bodily injury and property damage, including products and completed operations, on an occurrence basis with [--------------] 78  coverage in the aggregate per year. Coverage shall include broad form property damage, contractual liability, including defense costs, personal and advertising injury liability. Licensee shall also obtain owned, non-owned and hired automobile liability insurance with at least [---------------] 79  combined single limit bodily injury and property damage limits as well as full statutory coverage for workers’ compensation in accordance with applicable state or country law and employers liability with limits of at least [------------------] 80  and disability insurance for all its employees as required by law. Licensee’s coverage shall include Alternate Employers Coverage for these limits. These policies will contain waivers of the insurer’s subrogation rights against Licensor and Licensee where permitted by law. Licensee shall at all times provide Licensor with the benefit of the maximum amount of insurance that it procures for itself during any extension term, if applicable, provided however, that such insurance shall not be less than the amounts provided in this Section 12.03.

76 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.76.
77 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.77.
78 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.78.
79 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.79.
80 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.80.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

Licensee shall deliver a certificate of such insurance to Licensor promptly following complete execution of this Agreement and annually thereafter shall furnish to Licensor evidence of the maintenance of said insurance policy. Nothing contained in this Section 12.03 shall be deemed to limit, circumscribe or affect in any way the indemnification provisions of Section 12.01 above.

12.04. Notwithstanding anything to the contrary contained in this agreement, under no circumstances shall either party be liable to the other for indirect, incidental, consequential, special or exemplary damages (even if such party has been advised of the possibility of such damages), arising from any provision of this agreement, such as, but not limited to, loss of revenue or anticipated profits or lost business.

13.	EFFECT OF EXPIRATION OR TERMINATION.

13.01. The termination of this Agreement, for any reason, shall be without prejudice to any other right or remedy Licensor may have including, without limitation, all rights and remedies which it has, or which are granted to it by operation of law, to enjoin (both on a preliminary and permanent basis) the unlawful or unauthorized use of the Licensed Marks, to collect royalties payable by Licensee hereunder and to be compensated for damages for breach of this Agreement, and such rights and remedies are hereby expressly reserved. Notwithstanding the foregoing, any amounts expended by Licensor or Licensee are expended with the knowledge that this Agreement may be terminated in accordance with its terms. Accordingly, Licensee waives any claim against, liability of or compensation from Licensor with respect to its investment in, and other amounts expended in respect of the anticipation of the continuation of, this Agreement or as a result of the expiration or termination of this Agreement in accordance with its terms.

13.02. (a) If either party serves upon the other pursuant to an express provision of this Agreement, a notice that it desires to terminate this Agreement or that it desires that the Term shall not be extended, Licensee’s obligation to submit Creative, Formulae (to the extent that Licensee may have rights to such Formulae), prototypes and product concepts pursuant to Section 4.02 shall continue until such termination or expiration as to any designs in process and Licensee shall promptly deliver same to Licensor.

(b) Except as otherwise specifically provided in this Section 13 and Section 20, on the expiration or termination of the Term, all of the rights of Licensee under this Agreement shall immediately terminate and shall revert automatically to Licensor; all Sales Royalties on sales theretofore made shall become due and payable in accordance with the terms provided herein; and Licensee shall discontinue forthwith all use of the Licensed Marks, shall no longer have the right to use the Licensed Marks or any variation or simulation thereof for any purpose and shall, promptly upon Licensor's request, free of charge, execute any and all documents Licensor may deem necessary or desirable to the effect that Licensee no longer has the right to manufacture, advertise, promote and sell Licensed Products hereunder or to use the Licensed Marks (and if Licensee fails to do so promptly, Licensor shall have the right to sign such documents on Licensee's behalf). In addition, Licensee shall thereupon destroy or, if requested by Licensor, shall deliver to Licensor all samples in its possession and all point-of-sale material (such as vials, bags, displays and counters), advertisements, advertising materials of all kinds and other material in its possession with the Licensed Marks thereon, to be paid by Licensor at Licensee’s actual cost.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

13.03. Notwithstanding the expiration or other termination of the Term, neither Licensor nor Licensee shall be released from any obligation that accrued prior to the date of expiration or termination and each of Licensor and Licensee shall remain bound by the provisions of this Agreement which by their terms impose upon Licensor or Licensee obligations extending beyond the date of expiration or other termination.

13.04. Licensee shall, within [-----------] 81 from the last day of the month in which Licensee receives a notice of termination or expiration of the Term from Licensor, and monthly thereafter until [-----------] 82 after the termination or expiration of the Term, deliver to Licensor a complete and accurate schedule of Licensee's inventory of Licensed Products, work-in-process, and/or related components in the possession of, or in transit to, Licensee and its Affiliates (the “Wind-down Inventory”), and shall also use commercially reasonable efforts to obtain a schedule of Wind-down Inventory from its Distributors or Contractors, prepared as of the last business day of the month in which Licensee receives such notice and as of the last business day of each of the next [------------] 83 thereafter (the “Wind-down Inventory Schedule”).

14.	REPRESENTATIONS AND WARRANTIES.

14.01. Licensor represents and warrants that it is a corporation in good standing under the laws of the State of Delaware and that it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder. Licensor further represents and warrants that it has granted no other license or agreement to use the Licensed Marks on Products in the Territory other than as set forth in Exhibit D-2, and that it shall grant no such other license or agreement during the Term and the Extension Term, except in accordance with the provisions of Section 19.05.

14.02. Licensee represents and warrants that it is a limited liability organized in the State of New York and in good standing under the laws of said State, that it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder and that the party signing on its behalf is duly authorized to do so.

14.03. Each of Licensee and Licensor represents and warrants that it did not engage any broker in connection with this Agreement or the transactions contemplated hereby.

15.	FORCE MAJEURE.

15.01. Neither party hereto shall be under any liability hereunder to the other on account of any loss, damage or delay occasioned or caused by lockouts, strikes, riots, fires, explosions, blockade, civil commotion, epidemic, insurrection, war or warlike condition, the elements, embargoes, failure or inability to obtain material or transportation facilities, acts of God or the public enemy, compliance with any law, regulation or other governmental order, whether or not valid, or other causes beyond the control of the party affected, whether or not similar to the foregoing; provided, however, that if such condition continues for [-----------] 84 and is not industry-wide but applies only to Licensee, Licensor may terminate the Term on [-----------] 85 written notice which may be given at any time after said [--------------]86 and provided, further, that nothing herein shall at any time excuse any accrued obligation for the payment of money.

81 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.81.
82 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.82.
83 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.83.
84 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.84.
85 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.85.
86 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.86.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

16.	ASSIGNABILITY.

16.01. Licensee may not assign or sublicense any or all of its rights or delegate any of its duties under this Agreement, except for an assignment or delegation of duties to a Licensee Affiliate upon prior written notice to Licensor, provided that any such assignment or delegation shall not relieve Licensee of any liability under this Agreement. Other than as permitted by the immediately preceding sentence, any deliberately attempted assignment, sublicense, or delegation or any one of these purportedly occurring by virtue of the operation of law shall be void and shall constitute grounds for termination of this Agreement in accordance with Section 4.04 above.

16.02. This Agreement shall inure to the benefit of and shall be binding upon the parties, Licensor's successors, transferees and assigns and Licensee's permitted successors, transferees and assigns.

17.	NOTICES.

17.01. Any notice or other communication under this Agreement will be in writing and will be considered given when delivered personally, sent by confirmed telefax or delivered by an overnight courier service (such as Federal Express or DHL) which requires the addressee to acknowledge receipt thereof or by certified mail, return receipt requested, to the parties at the addresses shown at the top of this Agreement, or at such other address as a party may specify by notice to the other.

18.	INTERNATIONAL.

18.01 Licensee acknowledges that under the applicable trademark laws of many countries of the world (other than the United States) the filing of Registered User Agreements or other statutorily-mandated documents is a prerequisite to use of a trademark by any party other than the registered owner. Accordingly, Licensee shall not offer for sale or sell Licensed Products for resale in any country which requires a Registered User agreement or other document filing until an appropriate document has been filed. Licensor reserves the right to require Licensee to prepare and file such Registered User Agreements at Licensee’s sole cost and expense. Licensee shall comply with all applicable laws and regulations in the Territory.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

18.02. Licensee shall have the right to use foreign Distributors that are approved by Licensor (each an “Approved Foreign Distributor”). Approved Foreign Distributors shall be in the business of distributing upscale or designer fragrance, cosmetic and personal care products to upscale retail outlets, such as specialty stores, duty-free stores and department stores. Any foreign distributor that is an Affiliate of Licensee shall be deemed to be an Approved Foreign Distributor. Licensor shall have the right to Approve Foreign Distributors on the basis of the aforementioned objective criteria, together with the following terms and conditions:

(a) The Approved Foreign Distributor's rights will cease immediately upon the expiration or other termination of this Agreement (if not sooner), except as otherwise provided in Section 20.02. hereof.

(b) The Approved Foreign Distributor will not manufacture Licensed Products or affix any markings on the Licensed Products (including on the packaging therefor, unless such markings are required by law in any particular country in the Territory and Licensor's prior approval has been sought and given).

(c) The Approved Foreign Distributor acknowledges that Approved Foreign Distributor will not acquire any rights in the Licensed Marks, the Creative or the Formulae as a result of such distribution and that any and all good will and other rights which attach to or arise in connection with the use of the Licensed Marks by the Approved Foreign Distributor shall inure to the sole benefit of Licensor and shall remain vested therein.

18.03. Licensee shall use its commercially reasonable efforts to exploit the rights herein granted throughout the Territory and to sell the maximum quantity of Licensed Products therein consistent with the high standards and prestige represented by the Licensed Marks. Licensor and Licensee acknowledge that the Licensed Products are intended to be of the highest quality and marketed in a manner commensurate with Licensor’s standing and reputation in the retail industry. Accordingly, and in order to maintain the reputation, image and prestige of the Licensed Marks, Licensee's international distribution patterns shall consist only of the Combined International Distribution Channels. Licensor reserves the right, based upon evidence that at least one of the following events has occurred: (1) that a particular retail establishment no longer carries the number and range of designer brands required herein, (2) that a particular retail establishment has failed to provide Licensor with any and all marketing materials that require Licensor’s prior approval or that such marketing materials are not in compliance with Licensor’s standards or requirements or (3) that a particular retail establishment is marketing or offering for sale the Licensed Products in a manner that Licensor considers to be detrimental to the prestige and protection of the Licensed Marks, to decide if a “change in circumstances” has occurred and that a particular department store or specialty store no longer maintains the reputation, image and prestige necessary for the sale of the Licensed Products, to remove such department store or specialty store from Upscale International Distribution Channels for further sales of Licensed Products upon [-----------------] 87 notice to Licensee. For clarification, Licensor acknowledges that Licensee has retained representatives who show the Licensed Products to customers through regional markets throughout the Territory. Licensee hereby expressly agrees to inform its representatives of the foregoing and acknowledges that the acts of said representatives shall be deemed Licensee's acts for all purposes under this Section 18.03.

87 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.87.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

18.03.01. Licensee shall exercise commercially reasonable efforts to sell and/or market its Licensed Products in at least all countries where Licensor’s International Stores are located by the end of 2009 and in every other additional country where there will be Licensor’s International Stores within [--------------] 88 from the date such Licensor’s International Stores in these additional countries open for business.

18.04 All Licensed Products sold through the Licensor’s International Stores, Licensor’s joint venture partners, licensees and subsidiaries in any one country will receive pricing which is no less favorable than the best price Licensee or its Distributors provides to non-Brooks Brothers brand stores located outside of the United States in that particular country.

18.05. Licensee agrees to use reasonable commercial efforts to have Licensed Products launched in Upscale International Distribution Channels no later than June 1, 2009.

19.	MISCELLANEOUS.

19.01. Nothing herein contained shall be construed to constitute the parties hereto as partners or as joint venturers, or either as agent of the other, nor shall a franchisor/franchisee relationship be construed hereby and Licensee shall have no power to obligate or bind Licensor or Licensor’s Affiliates in any manner whatsoever, it being intended by the parties hereto that Licensee's relationship to Licensor hereunder shall be as an independent contractor responsible for its own actions.

19.02. No waiver by either party, whether express or implied, of any provision of this Agreement, or of any breach or default thereof, shall constitute a continuing waiver of such provision or of any other provision of this Agreement or an election among available remedies.

19.03. If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect; provided, however, that no such determination shall excuse any accrued obligation for the payment of money.

19.04. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted. If any words or phrases in this Agreement shall have been stricken or otherwise eliminated, whether or not any other words or phrases have been added, this Agreement shall be construed as if those words or phrases were never included in this Agreement, and no implication or inference shall be drawn from the fact that the words or phrases were so stricken or otherwise eliminated.

19.05. (a) Licensor shall have the right, exercisable at any time, to negotiate and enter into agreements of a nature similar to those in Exhibit D-2 with third parties (the “Third Party Agreements”), provided that, in no event shall any manufacturing rights for Products be granted. Licensor shall notify Licensee in writing of the execution of any agreement granting a license to use the Licensed Marks as described in this Section 19.05(a).

88 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.88.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(b) Licensor shall also have the right to negotiate and enter into agreements with third parties during the Wind-down Period as defined in Section 20.01(b). Licensor shall notify Licensee in writing of the execution of any agreement granting a license to use the Licensed Marks in connection with the Products as described in this Section 19.05(b).

19.06. This Agreement shall be construed in accordance with the laws of the State of New York without regard to the choice of law provisions. The parties agree that any action, suit or proceeding based upon any matter, claim or controversy arising hereunder or relating hereto shall be brought solely in the State Courts of or the Federal Court in the State of New York and County of New York; except that in the event either party is sued by a third party or joined in any other Court or in any forum by a third party in respect of any matter which may give rise to a claim hereunder, the parties consent to the jurisdiction of such court or forum over any claim which may be asserted therein between the parties hereto. The parties hereto irrevocably waive any objection to the venue of the above-mentioned courts, including any claim that such action, suit or proceeding has been brought in an inconvenient forum. Any process in any action, suit or proceeding arising out of or relating to this Agreement may, among other methods permitted by law, be served upon Licensee by delivering or mailing the same in accordance with Section 17.01 hereof. THE PARTIES IRREVOCABLY WAIVE A JURY TRIAL. The parties agree that the United Nation’s Convention on Contracts for the International Sale of Goods (1980) is specifically excluded from application to this Agreement.

19.07. This writing sets forth the entire understanding between the parties with respect to the subject matter hereof, and no modification, amendment, waiver, termination or discharge of this Agreement shall be binding upon the parties unless confirmed by a written instrument signed by the duly authorized signatory of each and exchanged between them.

19.08. The parties agree to implement this Agreement by executing or causing to be executed such additional and subsidiary agreements and other documents as may be necessary or desirable fully to protect the Licensed Marks and effectively to carry out the terms of this Agreement in accordance with applicable laws and regulations.

19.09. This document (and any agreements with any Contractors or Distributors) will not be binding on any party or constitute a note or memorandum of the material terms of an agreement until each party has received delivery of a copy executed on behalf of all parties.

19.10 In the event of any ambiguity or conflict between any provision of this Agreement and any provision of any ancillary document, including but not limited to, Licensor’s Guidelines for Domestic Vendors, Licensor’s Workplace Code of Conduct or a purchase order for Licensed Products, then the provisions of this Agreement shall prevail.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

20.	DISCONTINUED GOODS; WIND-DOWN.

20.01. Discontinued Goods; Wind-down on Termination or Expiration.

(a) (1) At any time and for any reason, Licensor may choose to discontinue the manufacture and sale of any Licensed Product upon [------------] 89 advance notice to Licensee, and at the end of such [--------------] 90 period (the “Discontinuance of Licensed Products”), Licensee shall cease to have any rights to manufacture such Licensed Products except for a commercially reasonable run out of pre-existing components owned by Licensee to complete finished goods in which case Licensee shall be allowed to complete the same within a commercially reasonable time thereafter. Within [------------] 91 from such notice of discontinuation and within [-------------] 92 after [-------------] 93   from the end of the month in which Licensee receives the notice of discontinuation and every [--------------] 94 thereafter until the Discontinuance of Licensed Products, Licensee shall deliver to Licensor a complete and accurate preliminary schedule of Licensee's inventory of Licensed Products which are to be discontinued (including work in progress at hand and a good faith estimate of a commercially reasonable run out of components to complete finished goods that is to be completed within a commercially reasonable time thereafter) as of the date of such notice and every two months thereafter, collectively, the “Preliminary Discontinued Goods” and the schedule of such inventory shall be the “Preliminary Discontinued Goods Inventory Schedule.”

(2) Within [----------] 95 from the end of the month in which the Discontinuance of Licensed Products occurs and every [-----------]96 thereafter until the expiration of the Discontinuance Period (as defined herein), Licensee shall provide to Licensor a complete and accurate schedule of Licensee's inventory of Licensed Products which have been discontinued (including work in progress at hand and a good faith estimate of a commercially reasonable run out of components to complete finished goods that is to be completed within a commercially reasonable time thereafter) collectively, the “Discontinued Goods” and the schedule of such inventory shall be the “Discontinued Goods Inventory Schedule.” Licensee shall then have the right to sell the remaining inventory of Discontinued Goods within [------] 97 from the Discontinuance of Licensed Products (the “Discontinuance Period”). Licensor shall have the option for [----------]98 after Licensor’s receipt of the Discontinued Goods Inventory Schedule from Licensee to purchase or commit to purchase some or all of the Discontinued Goods at the price equal to [----------]99 of the Initial Retail Price of the Discontinued Goods in Licensor’s U.S. Retail Stores (the “Close Out Price”). For clarification purposes, if Licensor commits to purchase all or some of the Discontinued Goods (the “Discontinued Goods Purchase Commitment”), Licensor shall execute the Discontinued Goods Purchase Commitment on at least a pro-rata monthly basis not to exceed [------]100.  However, if Licensor does not purchase all of the Discontinued Goods, then notwithstanding the restrictions on distribution that may otherwise be applicable under the provisions of this Agreement, Licensee may offer to sell (but not advertise) the remaining inventory of Discontinued Goods (the “Remaining Discontinued Goods”) not purchased by Licensor to one or more purchasers in the category of mass discounters in the United States, such as TJ Maxx, Marshalls, Burlington Coat Factory, Costco, BJ’s, Perfumania, as well as other non-United States mass discounters approved by Licensor, (collectively the “Approved Mass Discounters”), provided, however, that if the agreed upon purchase price for the Remaining Discontinued Goods is less than the Close Out Price, then Licensor shall have a second option to purchase the Remaining Discontinued Goods at such lower price, which must be exercised, if at all, within [--------] 101 of notice to Licensor of such reduced selling price. If Licensor does not exercise such second option, then Licensee shall be free to sell the Remaining Discontinued Goods to Approved Mass Discounters, provided however, that such Approved Mass Discounters shall not be permitted to use the Licensed Marks on or in connection with any signage, promotional materials, or advertising of the Remaining Discontinued Goods or to affix the Licensed Marks in the packaging and/or other materials used in connection with the Remaining Discontinued Goods other than the Licensed Marks already found on the existing packaging.

89 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.89.
90 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.90.
91 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.91.
92 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.92.
93 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.93.
94 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.94.
95 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.95
96 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.96.
97 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.97.
98 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.98.
99 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.99.
100 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.100.
101 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.101.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(b) Any Wind-down Inventory remaining after the expiration or termination of the Term as provided in Section 13.04 may be sold by Licensee for a period of
[---------] 102 (the “Wind-down Period”) after such expiration or termination, on a non-exclusive basis, but otherwise under the same terms and conditions in this Agreement including the payment of the royalties provided for herein on all sales of the Licensed Products made by Licensee during the Wind-down Period, provided that Licensor shall have the option, for a period of [---------] 103 beginning on the first day after the expiration of this Agreement, to purchase or commit to purchase any Wind-down Inventory held by Licensee or Licensee’s Affiliates, which will be considered Discontinued Goods subject to the terms and Close-out Price described in Section 20.01. For clarification purposes, if Licensor commits to purchase all or some of the Win-down Inventory (the “Wind-down Inventory Purchase Commitment”), Licensor shall execute this Wind-down Inventory Purchase Commitment on at least a pro-rata monthly basis not to exceed [---------] 104.  If Licensor does not exercise such right or if Licensor does not purchase all of the Wind-down Inventory, then Licensee may offer to sell (but not advertise) the Wind-down Inventory balance remaining (the “Remaining Inventory”) to Approved Mass Discounters, provided, however, that if the purchase price of the Remaining Inventory to be sold to Approved Mass Discounters is less than the Close Out Price, then Licensor shall have a second option to purchase the Remaining Inventory at such lower price, which must be exercised within [---------] 105 of notice to Licensor of such reduced selling price. If Licensor does not exercise such second option, then Licensee shall be free to sell the Remaining Inventory to Approved Mass Discounters, provided however, that such Approved Mass Discounters shall not be permitted to use the Licensed Marks on or in connection with the signage, promotional materials or advertising of the Remaining Inventory, or to affix the Licensed Marks in their packaging and/or other materials used in connection with the Remaining Inventory other than the Licensed Marks already found on the existing packaging.

102 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.102.
103 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.103.
104 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.104.
105 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.105.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(c) In the event Licensor exercises any of the purchase options referred to in Section 20.1(a) or (b) then in either such event, Licensee shall deliver to Licensor or its designee the goods being purchased pursuant to the terms of the Discontinued Goods Purchase Commitment or the Wind-down Inventory Purchase Commitment, as the case may be. Licensor shall pay Licensee for such goods under the same payment terms as described in Section 3.03 above.

(d) If after the Discontinuance Period or after the Wind-down Period, there are still Remaining Discontinued Goods or Remaining Inventory remaining, then immediately after the expiration of the Discontinuance Period or after the expiration of the Wind-down Period, respectively, Licensor and Licensee shall meet and negotiate in good faith a [---------] 106 plan for the allocation or disposition of any such Remaining Discontinued Goods or Remaining Inventory, provided however, that any balance of Remaining Discontinued Goods or Remaining Inventory that remains after the conclusion of such [---------] 107 plan, shall be destroyed by Licensee at Licensee’s cost and expense.

20.02. Notwithstanding expiration or termination of this Agreement, Distributors shall have the right to continue to sell Licensed Products (a) on hand or (b) which Distributors are contractually obligated to purchase, on the date of expiration or termination of this Agreement under the same terms and conditions the Distributors are allowed to do so herein, but in no event to exceed [---------] 108 after the date of expiration or termination of the Term.

[Balance of page intentionally left blank -

The Signature Page(s [and Schedules and Exhibits]) to this Agreement Follow this Page.]

106 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.106.
107 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.107.
108 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.108.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by signing below:

Retail Brand Alliance, Inc., d/b/a Brooks Brothers By: /s/______________ Name: Title: Date:	Inter Parfums USA, LLC By: Inter Parfums, Inc., Sole Member By: /s/ ______________ Name: Jean Madar Title: CEO Date:

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

Exhibit A

LICENSED PRODUCTS AND CATEGORIES

Fragrances
Perfume, Eau de Perfume, Eau de toilette, cologne) for men, women, baby and unisex. As well as their corresponding ancillaries shower gel, body lotion, body cream, body spray, soap, shaving products, deodorant

Cosmetics
blushers, eye makeup, face powders, lipsticks, colored lip balms and lip glosses, makeup bases, nail color (nail polish)

Skincare Products
baby powders, oils and lotions, bath additives, facial treatments, hand and body creams, lotions and treatments, skin care products for women, men and children, sun care products, talcum and dusting powders, personal cleansing products

Home Fragrances
room spray, scented candles, unscented candles, incense sticks, fragrance oils, potpourri beads, scented sachets, scented beads, oil stick

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

EXHIBIT B

LICENSED MARKS

Trademark	USA Registration No
HANGING LAMB DESIGN	3251432
BROOKS BROTHERS	3029206
BB and Design	78794911
GOLDEN FLEECE COLLECTION AND DESIGN	1,683,557
'346"	0772479

(Additional trademarks and tradenames to be added at the sole discretion of Licensor)

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

EXHIBIT C

BUSINESS PLAN

TARGET SALES FOR COMBINED INTERNATIONAL DISTRIBUTION CHANNELS:

YEAR	RETAIL SALES TARGET EQUIVALENT109		EX FACTORY SALES TARGET		MINIMUM MARKETING FUND AMOUNT

Year 2009	No Target		No Target		[---------	]

Year 2010	[---------	]	[---------	]	[---------	]

Year 2011	[---------	]	[---------	]]	[---------	]

Year 2012	[---------	]	[---------	]	[---------	]]

Year 2013	[---------	]	[---------	]	[---------	]110

109 Retail Sales Target Equivalents are estimates that have been exptrapolated from Ex-Factory sales, and notwithstanding anything to the contrary contained in the Agreement, Licensee has no obligation to determine actual retail sales, as such amounts would be inherently difficult and unduly burdensome to attempt to determine.
110 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.110.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

EXHIBIT C-2

BUSINESS PLAN FOR EXTENSION TERM

TARGET SALES FOR COMBINED INTERNATIONAL DISTRIBUTION CHANNELS:

YEAR	RETAIL SALES TARGET EQUIVALENT111		EX FACTORY SALES TARGET		MINIMUM MARKETING FUND AMOUNT

Year 2014	[---------	]	[---------	]	[---------	]

Year 2015	[---------	]	[---------	]	[---------	]

Year 2016	[---------	]]	[---------	]	[---------	]

Year 2017	[---------	]	[---------	]	[---------	]

Year 2018	[---------	]	[---------	]	[---------	]112

111 Retail Sales Target Equivalents are estimates that have been exptrapolated from Ex-Factory sales, and notwithstanding anything to the contrary contained in the Agreement, Licensee has no obligation to determine actual retail sales, as such amounts would be inherently difficult and unduly burdensome to attempt to determine.
112 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.112.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

EXHIBIT D

LICENSED MARKS REGISTRATION

Trademark	Country	Registration No
BROOKS BROTHERS	AUSTRIA	120.974
DEVICE	Chile	717.166
BROOKS BROTHERS	Chile	171.293
BROOKS BROTHERS	Chile	717.178
BROOKS BROTHERS (IN CHINESE)	CHINA	3293978
BROOKS BROTHERS	CHINA	1154317
GOLDEN FLEECE	CHINA	3293961
BROOKS BROTHERS	CHINA	1154317
BROOKS BASICS	EUROPEAN UNION	APP. 1210517
BROOKS BROTHERS	European Union	893 183
BROOKS JR	EUROPEAN UNION	1210582
BB Shield & Hanging Lamb Device	EUROPEAN UNION	APP. 1210558
GOLDEN FLEECE	EUROPEAN UNION	APP2719995
BROOKS 346	EUROPEAN UNION	1210525
BB and devise	EUROPEAN UNION	1210558
HANGING LAMB DEVICE	GERMANY	2 038 635
GOLDEN FLEECE	HONG KONG	07551/2003
布克兄弟 ("Brooks Brothers" in Chinese characters)	HONG KONG	200402694
GOLDEN FLEECE	INDONESIA	14477.14632
PEAL	JAPAN	2508888
BROOKS BROTHERS	Japan	A0002086
BROOKS BROTHERS	Korea WIPO	891 965
BROOKS BROTHERS	Korea WIPO	A0005206
BROOKS BROTHERS	Macau	N/027623(193)
BROOKS BROTHERS COUNTRY CLUB	Macau	N/027630(971)
GOLDEN FLEECE (design)	Macau	N/027608(166)
BROOKS BROTHERS (design)	Macau	N/027616(532)
GOLDEN FLEECE	Philippines	App 4-2002-0005499
BROOKS BROTHERS	Russian Federation	A0002086
GOLDEN FLEECE	SINGAPORE	app T02/09455D
布克兄弟 Brooks Brothers in chinese characters	SINGAPORE	T02/13106I
BROOKS BROTHERS	Spain	A0002086
GOLDEN FLEECE	SWITZERLAND	512650
BROOKS BASICS	SWITZERLAND	498 866

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

Trademark	Country	Registration No
BB Shield & Hanging Lamb Device	SWITZERLAND	1210517
BROOKS JR	SWITZERLAND	498 207
BROOKS 346	SWITZERLAND	498 865
BB Shield & Hanging Lamb Device	SWITZERLAND	498 915
GOLDEN FLEECE	SWITZERLAND	App 50066/2002
GOLDEN FLEECE	TAIWAN	1059186
GOLDEN FLEECE	TAIWAN	App 91040060
GOLDEN FLEECE	TAIWAN	91040059
BROOKS BROTHERS 布克兄弟 (in Chinese Characters)	Taiwan	1073810
PEAL	UNITED KINGDOM	1558780
HANGING LAMB DESIGN	USA	3251432
BROOKS BROTHERS	USA	3029206
BB and Design	USA	78794911
GOLDEN FLEECE COLLECTION AND DESIGN	USA	1,683,557
'346"	USA	0772479
BROOKS BROTHERS (word mark)	Venezuela	2006-004667

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

EXHIBIT D-2
RIGHTS OF RBA’S AFFILIATES, LICENSEES AND JOINT VENTURE PARTNERS
SCHEDULE OF EXISTING RIGHTS AS THEY RELATE TO THE LICENSE AGREEMENT

Territory	Identity of Party	Duration of Agreement	Manufacturing (Y/N) Exclusive or Nonexclusive	Distribution (Y/N) Exclusive or Nonexclusive	Retail (Y/N) Exclusive or Nonexclusive
United Kingdom, Northern Ireland and the Republic of Ireland	BBUK (BBI and Brightark Limited )
Section 8.1
August 22, 2005 to July 31, 2015.
Section 8.2

Subject to Renewal :

No later than 24 months prior to the expiration or termination of the Initial Term or the end of the first renewal Term, either party may serve notice to the other of its intention to renew for one (1) Renewal term of Five (5) additional years.
(potentially may be until July 31, 2025)
			NO	YES Nonexclusive	YES Nonexclusive

Brunei, Cambodia, China, Hong Kong, Laos, Indonesia, Macao, Malaysia, Myanmar, Philippines, Singapore, Taiwan, Thailand, Vietnam	Dickson
License Agreement:

Section 2
October 27, 1997 to November 1, 2011 (renewal option exercised on May 2, 2002)

Subject to Renewal:

Section 2.3 (Amendment No. 3)
Operator may apply for an additional term of four (4) years) by giving written notice to Licensor during the first three (3) month of the twelfth (12th) year of the agreement.
(potentially may be until Nov. 1, 2015)
			NO	YES Non-exclusive	YES Non-exclusive

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

Manufacturing Agreement:

June 16, 1999 to November 1, 2011. (renewal option exercised on May 2, 2002)

Subject to Renewal:

Section 33 (Amendment No. 1
Operator may apply for an additional term of four (4) years) by giving written notice to Licensor during the first three (3) month of the twelfth (12th) year of the agreement.
(potentially may be until Nov. 1, 2015)

Japan	BBJ (RBA and Daidoh Limited)	Effective date until July 31, 2012 (Initially January 31, 1984; extended to March 31, 2012 (Amendment No.1) and extended further to July 31, 2012 (Amendment No.5)	YES	YES only to the extent they are distributing to their retail stores and shop-in-shops Nonexclusive	YES Nonexclusive

South Korea	BBJ/ BBK (RBA and Daidoh Limited)	Effective date until July 31, 2012 (Initially January 31, 1984; extended to March 31, 2012 (Amendment No.1) and extended further to July 31, 2012 (Amendment No.5)	YES	YES (Section 1(b) Exclusive	YES Nonexclusive

United Arab Emirates	Al Tayer Group, LLC	Section 2.1 January 2006 to December 31, 2007	NO	NO	YES Nonexclusive

Chile	Comercial Madison S.A.
Section 2.1 November 16, 2005 to July 31, 2011

Section 2.2
Subject to two (2) renewal periods (agreement does not say how many years but logically, it will make sense to interpret it as 5-year renewal terms):
			NO	YES Exclusive	YES Nonexclusive

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

Provided Operator is not in default, and gives notice no later than six (6) months after the expiration of Year 4 and Year 9.

Greece and Cyprus with the first priority for Romania, Bulgaria, the former Yugoslavia (now known as F.Y.R.O. Macedonia, Montenegro, Serbia, Slovenia, Croatia, and Bosnia and Herzegovina) and Albania	LT Holdings AE	November 14, 2007 until August 31, 2013 (subject to a possible automatic 5 year renewal term)	NO
YES but only to the extent they are distributing to their retail stores and shop-in-shops (including retail stores and shop-in-shops selling exclusively Brooks Brothers products in Airports and Duty-Free areas)
Nonexclusive
YES Nonexclusive

Paradies Stores in airport terminals throughout the United States and Canada	Paradies	April 26, 1999 to July 31, 2011.	NO	YES if Paradies is considered to be distributing to its airport stores. Nonexclusive	YES Nonexclusive

Paradies Stores in casino resorts in the United States and Canada	Paradies	Commencing on the date the Tropicana Casino store opens for business until July 31, 2009	NO	YES if Paradies is considered to be distributing to its airport stores. Nonexclusive	YES Nonexclusive

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

EXHIBIT E

BROOKS BROTHERS
WORKPLACE CODE OF CONDUCT

Retail Brand Alliance, Inc., d/b/a Brooks Brothers, (“Brooks Brothers”) is committed to the production and sale of merchandise only from sources which adhere to all applicable laws enacted to protect workers. All merchandise is to be manufactured, packaged, labeled, sold and distributed in accordance with all applicable laws of that respective country enacted to protect workers. In furtherance of this commitment, Brooks Brothers has adopted the following standards defining decent and humane working conditions for all of its Licensees and their Contractors, Subcontractors and Distributors.

Forced Labor: There shall not be any use of forced labor, whether in the form of prison labor, indentured labor, bonded labor or otherwise.

Child Labor: No person shall be employed at an age younger than allowed by law.

Harassment or Abuse: Every employee shall be treated with respect and dignity. No employee shall be subject to any physical, sexual, psychological or verbal harassment or abuse.

Nondiscrimination: No person shall be subject to any discrimination in employment, including hiring, salary, benefits, advancements, discipline, termination or retirement on the basis of gender, race, religion, age, disability, sexual orientation, nationality, political opinion, or social or ethnic origin.

Health and Safety: Employers shall provide a safe and healthy working environment to prevent accidents and injury to health arising out of, linked with, or occurring in the course of work or as a result of the operation of employer facilities.

Freedom of Association and Collective Bargaining: Employers shall recognize and respect the right of employees to freedom of association and collective bargaining as may be allowed by law.

Wages and Benefits: Employers recognize that wages are essential to meeting employees’ basic needs. Employers shall pay employees, as a floor, at least the minimum wage required by local law and shall provide legally mandated benefits.

Hours of Work: Except in extraordinary business circumstances, employees shall not be required to work more than the limits on regular and overtime hours allowed by the law of the country of manufacture.

Overtime Compensation: In addition to their compensation for regular hours of work, employees shall be compensated for overtime hours at such premium rate as is legally required in the country of manufacture or, in those countries where such laws do not exist, at a rate at least equal to their regular hourly compensation rate.

Brooks Brothers reserves the right to terminate its relationship and/or agreement (subject to the provisions of any such agreement) with any Licensee who may or through its Contractor, Subcontractor or Distributor fail to comply in any material respect with this Workplace Code of Conduct.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

EXHIBIT F

GUARANTEE

In order to induce Retail Brand Alliance, Inc. d/b/a Brooks Brothers (“Licensor”) to enter into the license agreement (the “Agreement”) being executed simultaneously herewith by Licensor and Inter Parfums USA, LLC (“Licensee”) and in consideration of the covenants and promises made by Licensee in the Agreement, the undersigned (“Guarantor”), the sole member of Licensee, hereby unconditionally guarantees that Licensee shall perform and observe each and every agreement, covenant, representation, warranty, term and condition of the Agreement to be performed or observed by it and, upon Licensee’s failure to do so, Guarantor promptly shall perform and observe each such agreement, covenant, term and condition, or cause the same promptly to be performed and observed. Guarantor hereby unconditionally guarantees that all sums of whatever character which may become payable to Licensor pursuant to the Agreement promptly shall be paid in full when due. If for any reason whatever any sum hereinabove referred to, or any part thereof, is not paid promptly when due, Guarantor immediately shall pay the same regardless of whether steps have been taken to enforce any rights against Licensee to collect any of said sums, and regardless of any other condition or contingency.

Notwithstanding anything to the contrary contained herein, to the extent this Guarantee relates to the payment of sums due to Licensor under the Agreement, it is a guarantee of payment and not of collection and a continuing guarantee which shall remain in full force and effect and be binding upon Guarantor until payment in full by Licensee to Licensor of all sums due pursuant to the Agreement.

This Guarantee shall be a continuing, absolute, irrevocable and unconditional guarantee of payment and performance and may be enforced directly and immediately following any default under the Agreement on the part of Licensee (an “Event of Default”), and without prior notice of, demand upon, or any prior action against, Licensee and without resorting to any other remedies available to Licensor.

The representations, warranties, obligations, covenants, agreements and duties of Guarantor under this Guarantee shall not be affected or impaired by reason of the happening from time to time of any of the following with respect to the Agreement, however it must be upon notice and consent of Guarantor: (i) the waiver by Licensor of the performance or observance by Licensee of any agreement, covenant, warranty, representation, term or condition contained in the Agreement; (ii) the extension, in whole or in part, of the time for the payment by Licensee of any sums owing or payable under the Agreement, or of the time for performance by Licensee of any of its other obligations under or arising out of the Agreement; (iii) the modification or amendment (whether material or otherwise) of any of the obligations of Licensee under the Agreement; or (iv) any failure, omission, delay or lack on the part of Licensor to enforce, assert or exercise any right, power or remedy conferred on Licensor in the Agreement or otherwise.

Upon the occurrence of any of those events set forth in paragraphs (i) through (iii) below, it is expressly understood that the Guarantor shall be deemed to be in default under this Guarantee:

(i) the Guarantor institutes proceedings seeking relief under a bankruptcy act or similar law, consents to entry of an order of relief against it in any bankruptcy or insolvency proceeding or similar proceeding, or files a petition or answer or consent for reorganization or other relief under any bankruptcy act or other similar law, or consents to the filing against it in any petition for the appointment of a receiver, liquidator, assignee, trustee, sequestrator, (or other similar official) of it or of any substantial part of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due or fails to pay its debts as they become due, or takes any action in furtherance of the foregoing; or

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

(ii) the Guarantor transfers or agrees to transfer a substantial part of its property, which transfer impairs the Guarantor’s ability to perform under this Guarantee; or
(iii) there has been the calling of a meeting of creditors, appointment of a committee of creditors or liquidating agents, or offering of a composition or extension to creditors by, for, or of the Guarantor.

It is further understood that the occurrence of any event (or events), including and in addition to those set forth in paragraphs (i) through (iii) above, that would cause the Guarantor to be deemed to be in default under this Guarantee shall be deemed to constitute an Event of Default and shall entitle Licensor to immediately terminate the Agreement without prejudice to any other rights available to it under the Agreement or this Guarantee.

The Guarantor hereby represents and warrants to, and agrees with Licensor that the Guarantor has full legal right, power and authority to enter into this Guarantee, to perform all of its obligations hereunder and to consummate all of the transactions contemplated herein.

No failure on the part of Licensor to exercise, and no delay in the exercise of, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Licensor of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

This Guarantee shall be construed and enforced under the laws of the State of New York applicable to agreements wholly made and to be performed there, including its conflicts of law rules.

[Balance of page intentionally left blank -

The Signature Page to this Guarantee Follows this Page.]

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

This Guarantee shall be binding upon the Guarantor and any of and all of its successors and assigns, and shall inure to the benefit of Licensor and its respective successor and assigns. No change, modification, alteration or discharge hereof shall be binding except by a written instrument agreed upon by the parties.

Guarantor: Inter Parfums, Inc.

By:	/s/

Dated: ____________________

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

EXHIBIT G

LICENSOR’S GUIDELINES FOR DOMESTIC VENDORS

(See attached)

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

RETAIL BRAND ALLIANCE

ENFIELD
DISTRIBUTION CENTER
GUIDELINES
FOR
DOMESTIC VENDORS

Brooks Brothers®
Brooks Brothers Factory Store

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

TABLE OF CONTENTS
GENERAL	57
A. COMPLIANCE AGREEMENT	57
B. WORKPLACE CODE OF CONDUCT	58
C. RBA TERMS	59
1) Financial	59
2) Purchase Order	59
3) EDI/Trading Partner Management	59
D. WAREHOUSING ALLOWANCE	60
E. LABOR LAWS COMPLIANCE / TRANS. SHIPPING	61
F. PURCHASE ORDER TERMS AND CONDITIONS	62
G. INTRODUCTION/WHO TO CONTACT	64
H. PURCHASE ORDER RETRIEVAL	64
I. RBA/VENDOR CORRESPONDENCE/INQUIRIES	64
SHIPMENT PREPARATION	66
A. PRESHIPMENT SAMPLING INSTRUCTIONS	66
1) Photo Sample	66
2) Production Sample	66
B. HOW TO SEND SAMPLE	66
1) Garments:	66
2) Accessories, Eyewear, Jewelry, Scarves:	66
C. PRE-TICKETING INSTRUCTIONS	67
D. STORE (FLOOR READY) HANGER INSTRUCTIONS	67
E. PRODUCT GARMENT LABELS AND HANGTAGS	67
F. PACKING SLIP INSTRUCTIONS	68
1) Example - Packing List – Bulk Merchandise	69
2) Example - Packing List – Pre pack Merchandise	70

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

PACKING INSTRUCTIONS	71
A. POLY BAG REQUIREMENTS	71
B. PACKAGE TYPES	71
1) GOH (Garments on Hangers) - Not Pre packed	71
2) GOH (Garments on Hangers) - Pre packed	71
3) CTH (Carton to Hang) - Not Pre packed	71
4) CTH (Carton to Hang) - Pre packed	72
5) Bulk Packing - Flat Pack Not on Hangers	72
6) Pre pack - Flat Pack Not on Hangers	72
7) Reshippable Pre packs	72
8) Jewelry, Accessories, Giftware *	73
9) Belts, Hosiery, and Scarves *	73
10) Non-Conveyable (Type J)	73
C. PRECAUTIONS	74
1) Overages from Purchase Order Quantities	74
2) Concealed Shipment Overages / Shortages	74
3) Incorrect Color / Size Scale	74
4) Style / Color Substitution	74
5) Dye Lot Procedures / Requirements	74
6) Mark Out of Stock (MOS) at Store Level	74
7) Odd/Last Units	74
8) Return to Vendor (RTV)	75
9) A/R (Auto Replenishment)	75
CARTON LABELING	76
A. CARTON LABELING INSTRUCTIONS	76
1) How to Label	76
2) Where to Label	76
3) Label Types	77
4) Label Ordering	77
ROUTING INSTRUCTIONS	78
A. ROUTING INSTRUCTIONS AND FOB DEFINITIONS	78

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

1) Early Shipment of Merchandise	78
2) Late Shipment of Merchandise	78
3) Partial Shipments	78
4) Freight Requirements	78
5) Consolidator Locations	79
6) All Other Locations	79
7) Common Carrier Transit Time Standards (Business Days)	80
8) Full Trailer Loads	80
9) Use of Air Freight	83
10) Use of Small Package Delivery Services	83
11) Shipments Direct To DC By Vendor’s Own Truck	83
12) Bill of Lading Requirements	83
NON-COMPLIANCE PENALTY TABLE	84

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

GENERAL

A. COMPLIANCE AGREEMENT

•	Vendor agrees that it does comply and will continue to comply with all Vendor Guidelines (“Guidelines”), as may be amended, by Retail Brand Alliance, Inc. (“RBA”).

•	Vendor acknowledges receipt of and does comply with and will continue to comply with the Purchase Order Terms and Conditions contained in all Vendor Guidelines

•	Vendor agrees that all the Guidelines, as may be amended, are incorporated by reference into each contract between RBA and vendor.

•
Vendor agrees to indemnify and hold RBA harmless from any and all claims, damages, penalties, liabilities, losses, actions or lawsuits (with attorneys selected by RBA) and attorney fees asserted against RBA for vendor’s failure to adhere to these Guidelines as may be Amended.

•	RBA reserves the right to terminate any or all of its contracts with vendor should vendor fail to comply with any or all of the enclosed Guidelines.

•
RBA, in its sole discretion, reserves the right from time to time to add, modify or cancel (“Amend”) any of the terms and/or conditions set forth in the Guidelines. A notice will be sent to vendors of these changes within a reasonable time period.

•
Vendor agrees that all merchandise which RBA purchases from vendor will be manufactured in accordance with the requirements of any and all applicable Federal and State laws, including the Fair Labor Standards Act as well as the requirements of all laws of the respective country of manufactures. Additionally, vendor agrees to comply with all applicable laws of the United States that relate to the import of products including country of origin labeling, product labeling, and fabric and product testing.

______________________________________________COMPANY NAME (PRINT)

______________________________________________VENDOR SIGNATURE (OFFICER)

______________________________________________VENDOR’S JOB TITLE

Please list Parent Company and/or any subsidiaries: ____________________________

_________________________________

Please sign and return to: Retail Brand Alliance, Inc. Vendor Relations 100 Phoenix Avenue Enfield, CT. 06082
Or fax to 860-745-3984

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

B. WORKPLACE CODE OF CONDUCT

Retail Brand Alliance, Inc. is committed to purchase merchandise only from sources that adhere to certain values and standards that we are RBA hold paramount. All merchandise is to be manufactured in accordance with all applicable laws of the respective country of manufacture. In furtherance of this commitment, Retail Brand Alliance, Inc. will do business with only those companies that have adopted the following standards defining decent and humane working conditions for all of its manufacturers and suppliers:

•
Legal Guidelines for Vendors - We expect our vendors to comply with any and all legal requirements of the country in which they are doing business. We seek vendors who respect the legal and moral rights of its employees.

•	Forced Labor - There shall not be any use of forced labor, whether in the form of prison labor, indentured labor, bonded labor or otherwise.
•	Child Labor - No person shall be employed at an age younger than allowed by law.
•	Harassment or Abuse - Every employee shall be treated with respect and dignity. No employee shall be subject to any physical, sexual, psychological or verbal harassment or abuse.

•
Nondiscrimination - No person shall be subject to any discrimination in employment, including hiring, salary, benefits, advancements, discipline, termination or retirement on the basis of gender, race, religion, age, disability, sexual orientation, nationality, political opinion, or social or ethnic origin.

•
Health and Safety - Employers shall provide a safe, healthy and clean working environment that is in compliance to national and local laws to prevent accidents and injury to health arising out of, linked with, or occurring in the course of work or as a result of the operation of employer facilities.

•	Freedom of Association and Collective Bargaining - Employers shall recognize and respect the right of employees to freedom of association and collective bargaining as may be allowed by law.

•
Wages and Benefits - Employers must recognize that wages are essential to meeting employees’ basic needs. Employers shall pay employees, as a floor, at least the minimum wage (including overtime hours if applicable) required by local law and shall provide legally mandated benefits.

•
Hours of Work - Except in extraordinary business circumstances, employees shall not be required to work more than the limits on regular and overtime hours allowed by the law of the country of manufacture.

•
Overtime Compensation - In addition to their compensation for regular hours of work, employees shall be compensated for overtime hours at such premium rate as is legally required in the country of manufacture or, in those countries where such laws do not exist, at a rate at least equal to their regular hourly compensation rate.

Retail Brand Alliance, Inc. reserves the right to terminate its relationship and/or contract with any manufacturer or supplier who fails to comply with this Workplace Code of Conduct.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

C. RBA TERMS

1)	Financial
•
All RBA Domestic orders must be invoiced in compliance with Purchase Order terms at “Net/10 EOM plus 60 Days dating.” Goods received on the 20th of 1 month through the 19th of the next will go to the following month plus 60 days for checks dated the 10th of the month.

Examples: Goods received Oct. 20– Nov. 19 = Dec. 10 + 60 days = check dated Feb. 10
Goods received Nov. 20 – Dec. 19 = Jan. 10 + 60 days = check dated Mar. 10

•	Any dating exceptions must be pre-approved in writing by the Vice president of Production and Chief Financial Officer.
•	Requests for special payment arrangements such as anticipation must be directed to the RBA Treasury Department.
•	Factor assignments will be in accordance with our vendor database at time of payables. Including a Factor Stamp or information on the invoice will not ensure payment to the correct payee.

2)	Purchase Order
•	Verbal agreements will not be considered binding by the Company. Only those Purchase Orders submitted to you on Retail Brand Alliance documents will be honored.
•	All Purchase Order Terms and Conditions will be enforced. Failure of RBA to enforce any specific condition in the past will not preclude enforcement of the remainder of the agreement in the future.
•	Specific Routing Instructions are an integral part of our Purchase Order Terms and conditions. Please adhere to these instructions in order to avoid refusals and/or violation/handling fees.
•	Shipments received at RBA Dock or Consolidator without a valid Purchase Order on file will be refused.

3)	EDI/Trading Partner Management
•	EDI/TPM requirements
a.
Retail Brand Alliance requires all vendors to process their Purchase Orders using either our certified Inovis/QRS EDI program or via the Retail Brand Alliance web accessed TPM Solution. All vendors must sign an EDI/TPM contract.

b.	New vendors must ship in compliance and should notify TPMHELPLINE@retailbrandalliance.com to discuss the options available for compliance.
c.	All vendors are required to be recertified in a timely manner for any updated EDI or TPM standards.
d.	Retail Brand Alliance expects 100% accuracy for all ASN (Advance Ship Notice) documents that are transmitted. See “Required EDI Transactions” listed below.
e.
Under no circumstances may a vendor vary from these requirements. If a vendor is unable to comply contact TPMHELPLINE@retailbrandalliance.com for assistance. Failure to adhere to these requirements will result in vendor charge back.

f.
TPM vendors using the TPM provider service should contact their Retail Brand Alliance Product Manager to request a web accessed link to print Purchase Orders .If the vendor does not have access to the web they can arrange an alternative means of retrieval such as a faxed copy.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

•	EDI Certification Process

In order to commence the EDI certification process an e-mail request should be sent to TPMHELPLINE@retailbrandalliance.com. You will receive detailed specifications for all of the documents mentioned in Section C. Vendors will be invited to complete certification via an Inovis compliance website. EDI certification should be completed in a timely manner and vendors should note that any Purchase Orders that are due to ship before compliance is achieved will need to be processed via our web based TPM solution.

•	Required EDI Transactions

a.	850 Purchase Order
b.	856 Advance Ship Notice
c.	997 Functional Acknowledgement
d.	Multiple UCC-128 label types.

D. WAREHOUSING ALLOWANCE

All Purchase Orders received in our Distribution Center or Consolidators will be subject to a 1% Warehousing Allowance. Vendor Debit Adjustments will be processed on a daily basis upon DC receipt of goods. Contact Vendor Relations at (860) 741-0771 for more information.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

E. LABOR LAWS COMPLIANCE / TRANS. SHIPPING

Retail Brand Alliance shall endeavor to purchase merchandise only from sources that adhere to Federal and State laws enacted to protect workers. By agreeing to sell merchandise to us, you also agree that all merchandise which we purchase from you will be manufactured in accordance with the requirements of all applicable Federal and State laws, including the Fair Labor Standards Act. Retail Brand Alliance will also purchase merchandise only from sources that adhere to the laws of the respective country of manufacture enacted to protect workers. By agreeing to sell merchandise to us, you also agree that all merchandise which we purchase from you will be manufactured in accordance with the requirements of all laws enacted to protect workers of the respective country of manufacture. Moreover, you agree to comply with all applicable laws of the United States that relate to the import of products, including country of origin labeling, product labeling and fabric and product testing.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

F. PURCHASE ORDER TERMS AND CONDITIONS

1. ACCEPTANCE: Neither Retail Brand Alliance, Inc. (“Buyer”) nor Seller shall be bound by this order until Seller expresses its acceptance of the order or Seller delivers to Buyer any of the goods ordered, whichever first occurs. In any event, acceptance of the order shall be upon the terms and conditions or modifications stated on the Purchase Order, and no additions or modifications thereof shall bind Buyer unless expressly assented to in writing by Buyer. All specifications and data submitted to the Seller with this order are incorporated herein. All warranties, agreements and representations herein made shall survive the delivery and acceptance of the goods, which are the subject of this Purchase Order.

2. CHANGES: The Buyer reserves the right at any time to make written changes in this order including method of shipment or packing, and time, place and manner of delivery. If any such changes cause an increase or decrease in the cost or time required for performance of this contract, an equitable adjustment shall be made in the contract price or delivery schedule, or both. Any claim by Seller for adjustment under this clause must be approved by Buyer in writing before Seller proceeds with such change. Price increases shall not be binding on Buyer unless evidenced by a Purchase Order revision signed by Buyer.

3. DELIVERY: Time is of the essence in this contract, and if delivery of goods is not made in the quantities and the time specified, Buyer reserves the right, without liability and in addition to its other rights and remedies, to direct expedited routing of goods (the difference in cost between the expedited routing and the normal routing costs shall be paid by Seller), to accept late delivery (whether such late delivery was approved by buyer or not) and deduct late delivery charges as stated in Buyer’s Vendor Guidelines, or terminate this contract by notice effective when received by Seller as to stated goods not yet shipped, and to purchase substitute goods or services elsewhere, in which event Seller shall be liable for any loss incurred.

Where the goods are to be supplied or payment therefore is to be made by installments, the failure of the Buyer to pay any installment in due time shall not entitle the Seller to treat such failure as a repudiation by the Buyer of this entire Purchase Order.

Seller shall be liable for any excess transportation charges, delays or claims resulting from Sellers deviation from agreed on routing instructions. When Seller has reason to believe that deliveries will not be made as scheduled; Seller will immediately give written notice setting forth the cause of the anticipated delay to Buyer.

All Goods delivered the 20th or later of the month are to be considered as a purchase of and received the first day of the following month for payment purposes.

Buyer will have no liability for payment for goods delivered to Buyer which are in excess of quantities specified in this contract. Such goods shall be subject to rejection and return at Seller’s expense, including transportation charges both ways. Buyer shall not be liable for any material or production costs incurred by Seller in excess of the amount or in advance of the time necessary to meet Buyer’s delivery schedule.

4. INSPECTION AND ACCEPTANCE: Payment for any goods under this contract will not constitute acceptance thereof. All goods purchased hereunder are subject to inspection at Buyer’s destination either before or after payment. Buyer reserves the right to refuse acceptance of goods, which are not in accordance with instructions, specifications, samples on which orders were based, or Seller’s warranties (express or implied). Goods not accepted will be returned to Seller for full credit (including repayment in full to Buyer of any monies paid Seller for such goods) or replacement (at buyer’s option) and at Seller’s risk and expense, including transportation charges both ways. No replacement of rejected goods shall be made unless specified by Buyer in writing.

Buyer shall not be liable for failure to accept any part of the goods if such failure is the result of any cause beyond the control of the Buyer, including (without limitation) fires, floods, acts of God, strikes, labor disputes, casualties, delays in transportation, inability to obtain materials or machinery, or total or partial shutdown of Buyer’s plant.

Acceptance of all or any part of the goods shall not bind Buyer to accept any future shipments, nor be deemed to be a waiver of Buyer’s right either to cancel or to return all or any portion of the goods because of failure to conform to this contract, or by reason of defects, latent or patent, or other breach of warranty, or to make any claim for damages, including manufacturing costs, damage to materials or articles caused by improper boxing, crating or packing, and loss of profits and other special damages occasioned the Buyer. Such rights shall be in addition to any other remedies provided by law.

5. PACKING AND CONTAINERS: No charges for packing, containers, or transportation will be allowed unless specified on the face of this order. Seller shall be liable for damages to materials or articles caused by improper boxing, crating, or packing.

6. SELLER’S WARRANTIES: Seller hereby warrants that all of the goods furnished shall be of merchantable quality and fit for Buyer’s purposes and that they shall conform to Buyer’s specifications and to all Seller’s representations, affirmations, promises, descriptions, samples or models forming the inducement to enter this contract.

Seller further warrants that in the performance of this order it will comply with all Federal, State or municipal government laws, and that with respect to the production of the goods covered by this order, it has fully complied with all applicable Federal and State Laws, the Fair Labor Standards Act and production and export laws as well as all laws enacted to protect workers of the respective country of production and Seller shall comply with all Federal Laws relating to the import of products including country of origin, labeling and fabric and product testing.

Seller acknowledges that all technical information in the nature of product data which is supplied to Seller to help facilitate performance of this contract, shall be considered as, and kept confidential by Seller, its agents and employees, and Seller warrants that it will prevent disclosure or use of any such information either directly or by incorporation of such information in manufacturing products for others.

Seller warrants that no part of the goods shall be manufactured in any premises or any factory other than the one stated on the front of this purchase order.

Seller agrees that these warranties shall survive acceptance of the goods. These warranties shall be in addition to any warranties and no other express or implied warranties shall be deemed disclaimed or excluded except in writing signed by the Buyer.

7. INDEMNIFICATION: Seller agrees to indemnify and save Buyer, its parents, subsidiaries, affiliates, and agents, harmless from any and all losses, expenses, awards, and damages, including court costs and reasonable attorney’s fees, related in any way to this contract (including, without limitation, those arising from claims of patent, trademark, or copyright infringement or unfair competition) except to the extent such goods were manufactured strictly in accordance with Buyer’s specifications. Upon receipt of notice, Seller will promptly assume full responsibility for the defense of any suit or proceeding arising out of this Agreement or the goods to which Buyer, its subsidiaries, affiliates, or agents, for any reason may be party.

8. CANCELLATION: Buyer shall have the right to cancel all or any portion of this order upon Seller’s failure to meet delivery as specified herein; for breach of any term appearing in this contract; or, if Seller is adjudicated bankrupt or commits an act of bankruptcy; or if any warranty or representation made by Seller is false in any material respect. If Seller’s failure to perform is due to circumstances beyond Seller’s reasonable control, cancellation shall be deemed to have been made under Paragraph 9 below entitled “Termination.” Such right of cancellation is in addition to, and not in lieu of, any other remedies which Buyer may have.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

9. TERMINATION: Buyer may terminate performance under this contract in whole or in part by written notice. Upon receipt of notice Seller will terminate all work in progress and advise Buyer of the value of work completed and materials purchased prior to notice, and the most favorable disposition Seller can make thereof. Buyer will pay pro-rate share of contract price for finished work accepted by Buyer and reimburse Seller for cost of work in process and materials not allocable to other work. Such payments shall be determined in accordance with generally accepted accounting principles, less value received by Seller for items used or resold by the Seller. Buyer shall not be liable for the cost of defective, damaged, or destroyed work or material. In no event will payment made under this clause exceed the aggregate contract price fewer payments made and adjustments allowed in settlement of the contract. This clause shall constitute Seller’s exclusive remedy in the event this order is terminated by Buyer provided herein. This clause will not apply to any cancellation by the Buyer for default by the Seller or for any other cause allowed by law or under this Purchase Order.

10. WAIVER: Failure of Buyer to require performance of any of the terms, covenants, or conditions of this contract or to exercise any right hereunder, shall not be construed as a waiver of the future performance of any such terms, covenants, or conditions, or the further exercise of such right, and the obligations of Seller with respect to such future performance shall continue in full force and effect.

11. ASSIGNMENT: No work under this contract shall be assigned nor shall Seller subcontract for completed or substantially completed goods which are the subject of this contract without Buyers prior written consent.

12. ANTICIPATION: This order is subject to anticipation for prepayment at 18% per annum. Discount and anticipation shall be computed from the date of receipt of goods. Where delivery is required to be made to a consolidator, the date of receipt of goods shall be deemed to be the date three days after the goods destined for our distribution center are actually placed in custody of the consolidator.

13. SPECIAL FEATURES: All merchandise designs and mechanical features which have been supplied by Buyer to Seller, and specially created or developed for Buyer by Seller, or which are distinctive of Buyer’s private label merchandise (“Special Features”), shall be the sole property of Buyer and shall be used only on goods manufactured for Buyer. Buyer may use the Special Features in merchandise manufactured by others and obtain such legal protection as may be available for the Special Features, including without limitation, patents, copyrights and trademarks. Seller shall execute any and all instruments deemed by Buyer to be necessary or desirable to obtain such protection in all countries of the world.

14. TRADEMARKS: If this agreement deals with goods which bear Buyer’s private labeling, trademarks, service marks, trade names, distinctive words, copyrights, logos, pictures or designs (“Properties”), Seller shall not transfer or sell any such goods to any third person without Buyer’s prior written consent. If Buyer's consent is given, Seller shall not under any circumstances sell or otherwise transfer such goods to any third person until the Properties have been physically removed or completely obliterated from the goods and all packaging. It is agreed that Buyer is the sole owner of the Properties and that Seller does not have any rights to the use of the Properties except as stated herein, and, in addition, Seller shall not challenge Buyer's rights to such Properties.

15. SPECIAL CONDITION: Buyer may at its expense elect to supply fabric (or any other materials) to vendor to complete this order. Should Buyer do so, the unit price set forth in this Purchase Order shall be subject to downward adjustment by Buyer.

16. JURISDICTION: This contract shall be governed and construed under and in accordance with the laws of the State of Connecticut. Except for matters regarding intellectual property or confidentiality, all claims and disputes, which arise between the parties under this Agreement, shall be resolved by binding arbitration in Hartford County, Connecticut under the then current Commercial Arbitration Rules of the American Arbitration Association. In the event of litigation between the parties arising under this Agreement, jurisdiction and venue shall be brought only in the United States District Court, District of Connecticut at Hartford, Connecticut or such appropriate state court in Connecticut. The parties hereby specifically waive any right to a jury trial. The parties expressly exclude the application of the United Nations Convention of Contracts for the International Sale of Goods."

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

G. INTRODUCTION/WHO TO CONTACT

This document defines guidelines for doing business with Retail Brand Alliance. To facilitate our relationship, we welcome you to contact us for any clarification you might require.

PROBLEM AND/OR INQUIRY	DEPARTMENT	TELEPHONE	FAX
Exceptions to Procedures, Payment Inquiries, General Inquiries/Instructions, Invoicing, Sampling, Packing, Routing and Shipping Send e-mail to: VR@RetailBrandAlliance.com	Vendor Relations	860-741-0771 x 2430 or x 2258	860-745-3984

Quality Assurance/Garment Label Inquiries, Ticket Request	Product Manager	212-682-8800

Scheduling DC Deliveries	Receiving	860-741-0771 x2560

TPM/EDI Questions Send e-mail to: TPMHELPLINE@RetailBrandAlliance.com

H. PURCHASE ORDER RETRIEVAL

The method vendors use to retrieve their Purchase Order will depend on how they will process the particular order.

•	EDI vendors receive all of the necessary data in the 850 document.

•	TPM vendors receive all of the necessary data in the TPM system.

I. RBA/VENDOR CORRESPONDENCE/INQUIRIES

•
RBA is committed to prompt notification of any shipment problems, paperwork difficulties and charge backs within 30 days or less in order to resolve problems immediately and prevent them from lingering. We anticipate our vendors will act in the same fashion. If a problem exists, please advise Vendor Relations as soon as possible in writing, by fax or phone.

•	Correspondence and a request for problem review that is older than 6 months from date of merchandise receipt will not be accepted for consideration.
•	All vendor and factor requests concerning payments will require the check number for verification. No information will be provided on future payments due.
•
All vendor debit/credit adjustments are detailed and distributed to the vendor twice a month and on the remittance advice at time of payment. Any and all subsequent requests for documentation either by the vendor or factor will be assessed a $25.00 handling fee per document.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

•	All vendor adjustments (debit and credit memos) will be deducted at the time of the specific invoice payment.
•	All Vendor adjustment information will be detailed directly on the remittance advice. The actual documents will not accompany the remittance.
•	Invoices/packing slips/’ASN’ transactions will be considered as final invoice documents and will be reflected as the reference number on all remittance, checks and correspondence.
•	RBA makes payment to vendor within a ‘paperless’ environment. Payment is made in accordance with the purchase order terms and style cost at the time of receipt.
•	RBA Treasury Department must be provided with written notification of the following:
a.	Factoring Agreements
b.	Change of factor prior to merchandise shipment.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

SHIPMENT PREPARATION

A. PRESHIPMENT SAMPLING INSTRUCTIONS

1)	Photo Sample

•	The RBA Purchase Order clearly defines if Photo Samples are required. See field ’Photo Sample’ on Purchase Order for quantity and size per style required.
•	Sample must be invoiced separately at no charge
•	Only one invoice is allowed per Purchase Order.
•	All samples must be sent prepaid, overnight.
•	Samples will not be returned to the vendor.
•	Do not break pre-packs to provide samples.

2)	Production Sample
•	The RBA Purchase Order clearly defines if Production Samples are required. See field ’Production Sample’ on Purchase Order for quantity and size per style required.
•	If Purchase Order states Production Samples are requested, PPS (Pre-Production Sample) and TOP (Top of Production Sample) are required at relevant stage of production.
•	Sample must be invoiced separately at no charge
•	Only one invoice is allowed per Purchase Order.
•	All samples must be sent prepaid, overnight.
•	Samples will not be returned to the vendor.
•	Do not break pre-packs to provide samples.

B. HOW TO SEND SAMPLE

1)	Garments:

Send to: Retail Brand Alliance, Inc. / Brooks Brothers
346 Madison Ave.
New York, NY 10017

2)	Accessories, Eyewear, Jewelry, Scarves:

Send to: Retail Brand Alliance, Inc. / Brooks Brothers 346 Madison Ave.
New York, NY 10017
 ATTN: ACCCESSORY BUYER

NOTE: Please contact the Production Associate when a need exists to provide mutilated production samples.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

C. PRE-TICKETING INSTRUCTIONS

•	All vendors are required to pre-ticket merchandise and are responsible for obtaining the tickets so as not to impact delivery timing.
•	Vendor is responsible for informing the Production Manager of their required ticket due date, which Production will support with Purchase Order entry.
•	You will receive tickets in paper bags - one color of a style per bag. The outside of each bag will be marked with our Purchase Order number, the color name, and color code.
•	Ticket quantities will be 10% greater than the quantity ordered.
•	For specific instructions on ticket types and placement on product, please consult the appropriate brand specific ticketing guidelines.
•	Vendors who wish to produce their own tickets should contact their Production Manager for information.

D. STORE (FLOOR READY) HANGER INSTRUCTIONS

Hangers
•	All garments shipped on hangers, (CTH or GOH) must utilize the standard RBA store hanger.
•	For specific information on hanger suppliers, please consult the appropriate brand specific hanger guidelines.

E. PRODUCT GARMENT LABELS AND HANGTAGS

•	The Purchase Order will dictate if private product labels and/or hangtags are required.
For specifics on obtaining the correct labels and/or hangtags, contact the Production Manager.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

F. PACKING SLIP INSTRUCTIONS

•	Shipments will be refused at all consolidator locations and RBA dock in all cases where Bill of Lading information does not match the Invoice/Packing Slip information.
•	An Invoice/Packing Slip is required to accompany each Purchase Order/shipment. Attach to Bill of Lading for presentation.
•	For each Purchase Order/shipment, there can be no more than one invoice.
Invoice/Packing Slip must contain the following information.
(See Examples pages 17 & 18):
a.	Vendor Name, Address, Phone Number
b.	Invoice Number
c.	Purchase Order Number
d.	Number of cartons in shipment/total weight of shipment
e.	Exact quantities (units) by style, color and size.
f.	Unit Cost
g.	Shipment Number

Note:
•	The unit cost must be as indicated on the purchase order.
•	If vendor style number is different from purchase style number, both numbers must be indicated.

•	The following additional information is required if the order is pre packed.
a.	Definition of packs by style, color, size and quantities.
b.	Pre pack Type
c.	Number of Pre packs
•	Do not mail additional copies of invoices to Accounts Payable or Vendor Relations.
•	Payment is made in accordance with the purchase order terms and style cost at the time of receipt.
•	Verify all Purchase Orders for accuracy prior to shipment release.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

1)	Example - Packing List – Bulk Merchandise

BULK MERCHANDISE

SHIP FROM:
VENDOR NAME
VENDOR STREET ADDRESS
ANY CITY, STATE, COUNTRY
POSTAL CODE
PHONE NUMBER

SHIP TO:
RETAIL BRAND ALLIANCE
107 PHOENIX AVENUE
ENFIELD, CT 06082

Invoice Number	123456	Invoice Date: 1/0/00

Purchase Order Number	543210

Number of Cartons	16

Carton Weight	480 pounds

Shipment #	009999123456789

Style	Description	Color	Qty	2	4	6	8	10
454	Shirt	Red	325	25	60	60	120	60
452	Shirt	Blue	395	25	60	60	125	25
		Total	620

NOTE: Style 454 reflects Style 11454 on Purchase Order

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

2)	Example - Packing List – Pre pack Merchandise

PRE PACK MERCHANDISE

SHIP FROM:
VENDOR NAME
VENDOR STREET ADDRESS
ANY CITY, STATE, COUNTRY
POSTSAL CODE
PHONE NUMBER

SHIP TO:
RETAIL BRAND ALLIANCE
107 PHOENIX AVENUE
ENFIELD, CT 06082

Invoice Number	123456	Invoice Date: 1/00/00

Purchase Order Number	543210
Number of Cartons	10

Carton Weight	300 pounds

Shipment #	009999123456789

Style	Description	Color	Qty	P	S	M	L

454	Self Belt Slim	Blue	240	40	60	80	60

		A pre pack 20		1	2	2	1
		B pre pack 20		1	1	2	2

		Total	240

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

PACKING INSTRUCTIONS
A. POLY BAG REQUIREMENTS
•	All poly bags must be labeled with the required government warnings, no additional printing on flat packed merchandise bags.
•	Do not use high slip poly bags.
•	Poly bag should be fitted tight to garment.

B. PACKAGE TYPES
Note:
Due to the automated sorting systems at RBA, the following detailed requirements for package type must be strictly adhered to. The Purchase Order will dictate the appropriate package type. If your product has not been ordered as a re-shippable pre pack (Type R) and does not conform to all our automated sorter requirements as noted below please see number 10) Non-Conveyable (Type J).

1)	GOH (Garments on Hangers) - Not Pre packed
•	GOH must be sorted by Purchase Order, style, color, size for delivery.
•	Poly bags must be heat sealed or tied at the bottom.
•	Hangers or merchandise are not to be banded together under any circumstances.
•	Maximum weight of individual garment cannot exceed 10 lbs
•	If hanger pack cartons are used , do not be seal with staples or straps

2)	GOH (Garments on Hangers) – Pre packed
•	GOH must be sorted by Purchase Order, style, color, and pre pack type for delivery.
•
All pre packed orders will be issued bar coded stickers (Combo SKU) with printed information identifying the pre pack type. For correct Combo SKU placement, please consult the appropriate brand specific ticketing guidelines.

•	Pre packs are to be banded together at the hanger hook. Use of rubber bands or twist ties is acceptable. Poly bags must be heat sealed or tied at the bottom.
•	Do not ship pre packs without pre pack stickers (Combo SKU).
•	Maximum weight of pre pack cannot exceed 10 lbs.
•	If hanger pack cartons are used , do not be seal with staples or straps

3)	CTH (Carton to Hang) – Not Pre packed
•	Shipping carton weight cannot exceed 40 lbs. Do not seal carton with staples or straps.
•	One Purchase Order, style, color, size per carton.
•	Poly bags must be heat sealed or tied at the bottom.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

•	Hangers or merchandise are not to be banded together under any circumstances.
•	Maximum weight of individual garment cannot exceed 10 lbs.
•	No odd cartons are allowed if the Purchase Order is A/R (Auto Replenishment).

4) CTH (Carton to Hang) - Pre packed
•	Shipping carton weight cannot exceed 40 lbs. Do not seal carton with staples or straps.
•	One Purchase Order, style, color, pre pack type per carton.
•
All pre packed orders will be issued bar-coded stickers (Combo SKU) with printed information identifying the pre pack type. For correct Combo SKU placement, please consult the appropriate brand specific ticketing guidelines.

•	Pre packs are to be banded together at the hanger hook. Use of rubber bands or twist ties is acceptable. Poly bags must be heat sealed or tied at the bottom.
•	Do not ship pre packs without pre pack stickers (Combo SKU).
•	Maximum weight of pre pack cannot exceed 10 lbs
•	No odd cartons are allowed if the Purchase Order is A/R (Auto Replenishment).

5) Bulk Packing – Flat Pack Not on Hangers
•	Shipping carton weight cannot exceed 40 lbs. Do not seal cartons with staples or straps.
•	One Purchase Order, style, color, size per carton.
•	Poly bag must be sealed; taped end-to-end or heat-sealed fit to size of garment.
•	For price ticket placement, please consult the appropriate brand specific ticketing guidelines.
•	Maximum dimension for flat pack is 19” x 19” x 6”. Maximum weight is 17.5 lbs.
•	Minimum dimension for flat pack is 1.9” x 1.9” X 0.8”. Minimum weight is 2 ounces.
•	No odd cartons are allowed if the Purchase Order is A/R (Auto Replenishment).

6)  Pre pack – Flat Pack Not on Hangers
•	Shipping carton weight cannot exceed 40 lbs. Do not seal cartons with staples or straps.
•	Follow pre pack specifications from Purchase Order.
•	Maximum dimension for pre pack is 19” x 19” x 6”. Maximum weight for all pre packs is 17.5 lbs.
•
Minimum dimension for pre pack is 1.9” x 1.9” x 0.8”. Minimum weight for all pre packs is 2 ounces. All pre packed flat orders will be issued bar coded stickers, (Combo SKU), with printed information identifying the pre pack type. These will come with the price tickets. For correct Combo SKU placement, please consult the appropriate brand specific ticketing guidelines.

•	Stickers are not to be used to seal the poly bags. Do not ship pre packs without pre pack stickers.
•	Only one pre pack type per carton.
•	The pre pack must be contained in a clear poly bag. The poly bag must be secured (taped end to end, heat sealed, or in a sealed envelope bag) and fitted to the size of the pre pack.
•	No odd cartons are allowed if the Purchase Order is A/R (Auto Replenishment).

7) Re-shippable Pre packs
•	One pre pack (as defined on Purchase Order) per carton.
•	Carton must be labeled with appropriate UCC128 shipping label created by TPM or EDI.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

•	The Combo SKU label must be placed on the top of the shipping carton.
•	Carton standard – ECT (Edge Crush Test) must be equal to 32 lbs. /inch.
•	Loose pieces or broken pre packs are unacceptable.
•	Shipping carton weight cannot exceed 40 lbs.

8)	Jewelry, Accessories, Giftware *
•	Shipping carton weight cannot exceed 40 lbs. Do not seal cartons with staples or straps.
•	All jewelry, accessories, and giftware must be packed in a sealed protective Jiffy Bag.
•	All shipments must meet flat packing requirements:
a.	Maximum dimension for flat or pre pack is 19” x 19” x 6”.
b.	Maximum weight for flat or pre pack is 17.5 lbs.
c.	Minimum dimensions for flat or pre pack is 1.9” x 1.9” x 0.8”.
d.	Minimum weight for all flat or pre pack is 50 grams (approx. 2 ounces).
e.	Follow Bulk or pre packing instructions as indicated on Purchase Order.
f.	No odd units allowed.
g.	No odd cartons are allowed if the Purchase Order is A/R (Auto Replenishment).

9)	Belts, Hosiery, and Scarves *
•	Shipping carton weight cannot exceed 40 lbs. Do not seal cartons with staples or straps.
•	Package in .02MIL clear Poly bags with a cardboard insert to render the pre pack flat.
•	All shipments must meet flat packing requirements:
a.	Maximum dimension for flat or pre pack is 19” x 19” x 6”.
b.	Maximum weight for flat or pre pack is 17.5 lbs.
c.	Minimum dimensions for flat or pre pack is 1.9” x 1.9” x 0.8”.
d.	Minimum weight for all flat or pre pack is 50 grams (approx. 2 ounces).
e.	No Odd units allowed.
f.	No odd cartons are allowed if the Purchase Order is A/R (Auto Replenishment).

10) Non-Conveyable (Type J)

Any merchandise that is ordered as handling Type J can not be processed by our automated sortation system, or is product that must be packed in odd shaped packaging. (Example; Custom gift boxes)

If you feel your product falls into this category but your Purchase Order is not written as such, please contact your Production Manager to request the Handling Type be changed to Type J to insure safe distribution.

*Note: Alternate packaging may be presented for approval prior to shipping. Contact Vendor Relations.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

C. PRECAUTIONS

1)	Overages from Purchase Order Quantities
•	All units received in excess of the Purchase Order quantities by style and color are subject to a 40% cost reduction per unit.
•	Vendor Debit Adjustments will be processed on a daily basis upon DC receipt of goods.

2)	Concealed Shipment Overages / Shortages
•	Any concealed shipment overage will be made payable to the vendor without the submission of an additional invoice.
•	Any concealed shipment shortage will be immediately processed as a vendor debit adjustment.

3)	Incorrect Color / Size Scale
•
RBA is making significant system changes to manage our business at the Color/Size level. As a result, all shipments are to be received exactly as ordered and the physical shipment must match the invoice/packing slip information. This requirement will be enforced without exception.

4)	Style / Color Substitution
•	Style and/or Color substitutions will not be permitted.

5)	Dye Lot Procedures / Requirements
•	RBA has implemented specific procedures for all merchandise that involve dye lots.
•	Vendors are required to contact the Production Office prior to dyeing and/or cutting products for specific instructions.

6)	Mark Out of Stock (MOS) at Store Level
All vendor products located in the stores that are found to be other than “First Quality” will result in the following:
•	Item will be processed as a MOS markdown by the store.
•	Vendor Debit Adjustment will be issued at the cost value of the item and assessed a 5% Handling Fee.
•	The Item will not be returned to the vendor.
•	Vendor debit adjustments will be processed and mailed on a monthly basis for the previous months’ activity.

7)	Odd/Last Units

(No odd units allowed for jewelry/accessories, belts, hosiery, and scarves)

•	Bulk/Loose
a.	One (1) Purchase Order, style, color, per carton.
b.	Mixed sizes within a carton must be separated by size.
c.	A single TPM or EDI generated” ODD” carton label must be used. The use of more than 1 TPM or EDI label is not allowed.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

•	Pre packed
a.	One (1) Purchase Order, style, color, per carton.
b.	No broken pre packs or loose pieces will be accepted.
c.	Mixed pre pack types are allowed within the same carton.
d.	A single TPM or EDI generated” ODD” carton label must be used. The use of more than 1 TPM or EDI label is not allowed.
e.	The maximum number of odd cartons allowed is determined by the number of pre pack types ordered.

8)	Return to Vendor (RTV)

The Product Manager will notify the vendor before a shipment is returned. The cost of returned goods will be debited and the vendor will be responsible for freight charges. A $150.00 handling fee will be assessed. The vendor must advise the Product Manager when any return authorization number or label is required.

9)	A/R (Auto Replenishment)

No Odd Cartons are allowed

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

CARTON LABELING

A. CARTON LABELING INSTRUCTIONS
1)	How to Label

•	RBA requires all carton labels in UCC-128 format. These labels can be generated in 3 ways
a.	EDI: Vendors can generate labels in compliance with our detailed specifications as part of our EDI compliance initiative.
b.
Trading Partner Management: Labels can be generated automatically by logging in to our Web based Trading Partner Management system. This system requires a compliant Zebra or Monarch printer. A full list of compliant printers is available in the vendor version of the Trading Partner Management user guide.

c.	Trading Partner Management provider option: Labels can be generated for vendor orders via one of RBA’s global Trading Partner Management providers. A service charge is applicable.

Note: Details on these programs are available. Please contact RBA by e-mail at:

mailto:tpm@retailbrandalliance.com

2)	Where to Label

•	Label placement must be on the side of the carton in the lower left corner 1 inch from the bottom of the carton and 1 inch in from the side. (See illustration below)
•
For cartons that are smaller than the carton label, placement must be on the side of the carton, 1 inch from the bottom and 1 inch in from the side. The address portion can be folded on the top of the carton.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

3)	Label Types

•	Bulk/Loose Packed merchandise label
•	Pre pack Merchandise label
•	Odd Carton label (Multi SKU Bulk/Loose and Multi Pre pack merchandise)

Note: No carton should have more than 1 UCC-128 label. Multi SKU or Multi pre pack cartons are always represented by a single Odd carton label.

4)	Label Ordering

•	Vendors who are using a Trading Partner Management provider must ensure labels are ordered in a timely manner to avoid shipping delays.
•	New vendors should contact their Product Manager or use the above mentioned e-mail address to be directed to the relevant provider.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

ROUTING INSTRUCTIONS

A. ROUTING INSTRUCTIONS AND FOB DEFINITIONS

These Routing Instructions are an integral part of our Purchase Order terms and conditions. Please adhere to these instructions in order to avoid refusal and/or violation/handling fees.

1)	Early Shipment of Merchandise
•	Start dates are ‘In House’ RBA dock or consolidator.
•	Any shipment received at RBA dock or consolidator prior to the ‘Ship On-Not Before’ date will be considered early and will be refused.

2)	Late Shipment of Merchandise
•	Completion dates are ‘In House’ RBA dock or consolidator.
•	Any shipment received at RBA dock or consolidator after the completion date will be considered late and will be refused.

3)	Partial Shipments
•	With Product Manager approval, a maximum of two shipments per style can be made against any one Purchase Order.
•	Any partial shipment must conform to the original Purchase Order color/size assortment.
•	A deduction of 10% will be made for each additional invoice starting with the third invoice.

4)	Freight Requirements
•	Vendors are required to pay inbound freight charges to consolidator, but are not subject to consolidation fees.
•	Specific Routing Instructions must be adhered to on all shipments.
•	Shipments will be refused at all consolidator and RBA dock locations in all cases where Bill of Lading information does not match the advance invoice/packing slip information.
•	Do not use small package delivery services to deliver to consolidator.
•	RBA requires consolidator arrival in compliance with Purchase Order “Ship-On/Not-Before” and “Completion” dates.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

5)	Consolidator Locations

1)	NY/NJ COMMERICAL ZONE

FOB-CONSOLIDATOR, Freight Prepaid

Expeditors International
Distribution Warehouse
245D Roger Ave.
Inwood, NY 11096

•	Hours of Operation: 8:30 AM – 4:00 PM – Monday through Friday
•	Phone: 516-371-3330 - FAX: 516-371-2979
•	Freight Charges to Expeditors are not allowed.
•	Appointments are required on all shipments. A one-hour grace period is extended to each appointment time. All shipments over 75 cartons must be palletized.
•	Any appointment made with Expeditors that is not kept or is more than 1 hour late for the appointment will be charged back $200.00 per Purchase Order.
•	Any arrival at Expeditors after the 4:00 PM closeout will be charged back a ‘Late Gate’ fee of $230.00 per Purchase Order.

6)	All Other Locations

FOB – RBA Dock, Collect

Retail Brand Alliance
107 Phoenix Ave
Enfield, CT 06082
.
•	Hours of Operation: 7:00 A.M. – 2:30 P.M. Monday through Thursday
 7:00 A.M. – 11:30 A.M. Friday
•	Phone: 860-741-0771 ext.2560 Fax: 860-253-4451
•	Carriers to be used:

New England & Eastern U.S. (CT, MA, RI, ME, NH, VT) (DE, MD, NJ*, NY*, PA)	NEW ENGLAND MOTOR FREIGHT
Southern U.S.	OLD DOMINION FREIGHT LINES
(AL, FL, GA, MS, NC, SC, TN)
Kentucky	ROADWAY EXPRESS OR YELLOW
FREIGHT
North Central U.S.	ROADWAY EXPRESS OR YELLOW
(IA, ID, MT, ND, SD, WY)	FREIGHT
Central U.S.	ROADWAY EXPRESS OR YELLOW
(AR, IL, IN, KS, LA, MI, MN, MO,	FREIGHT
NE, OH, OK, TX, VA, WI, WV)
Western U.S.	ROADWAY EXPRESS OR YELLOW
(CO, NM, OR, UT, WA)	FREIGHT
Arizona, California, Nevada	DAYLIGHT TRANSPORT
Alaska, Canada, Hawaii, Mexico,	CONTACT TRAFFIC OFFICE
** Except for Commercial Zone

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

•	Vendors shipping GOH from Southern, North Central, Central & Western US as well as KY, AZ, CA & NV must call the Traffic Office (Tel# 860-741-0771 ext. 2761) for approved carriers.
•	GOH merchandise must be sorted by Purchase Order /style/color/size.

7)	Common Carrier Transit Time Standards (Business Days)
Note: Required Distribution Center arrival in compliance with Purchase Order “ship-on/Not-before” and ‘Completion’ date (See Common Carrier Transit Times Standards)

TO ENFIELD OR EAST WINDSOR CT

CARRIER	STANDARD	WEB SITE

NEW ENGLAND MOTOR FREIGHT	2 DAYS	www.nemf.com

DAYLIGHT	5 DAYS	www.dylt.com

OLD DOMINION FREIGHT LINES	4 DAYS	www.odfl.com

ROADWAY EXPRESS		www.roadway.com
&
YELLOW FREIGHT		www.myyellow.com

From Pacific Northwest points	6 DAYS
From West Coast points	6 DAYS
From Southwest points	6 DAYS
From Midwest points	5 DAYS
From Mid-South points	5 DAYS

8)	Full Trailer Load

FOB – RBA. DOCK, COLLECT

a.	Vendors that anticipate full trailer loads may contact the Traffic Office in Enfield, CT at (860) 7410771 ext. 2761 to arrange for merchandise pick-up.
b.	This requires Traffic Office authorization with a minimum of 24 hours prior notice for pick-up arrangements.
c.	RBA requires the completion of a load diagram detailing the Purchase Order /Style/Color location within the loaded trailer (see attached example of “RBA TRAILER MAP” Diagram on page 29)

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

RBA TRAILER MAP

FROM: _____________________
_____________________
_____________________
_____________________

TO: _____________________
_____________________
_____________________

TRAILER #: ______________

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

PO#	STYLE	COLOR	# OF CARTONS
___________ ____________ ____________ ____________ ____________ ____________ ____________ ____________	____________ ____________ ____________ ____________ ____________ ____________ ____________ ____________	____________ ____________ ____________ ____________ ____________ ____________ ____________ ____________	____________ ____________ ____________ ____________ ____________ ____________ ____________ ____________
TRAILER “MAPS” MUST BE RECEIVED IN THE RBA TRAFFIC OFFICE ON ALL FULL TRAILER LOADS PRIOR TO DELIVERY.

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

9)	Use of Air Freight

AIR FREIGHT	FOB – RBA DOCK	VENDOR PAYS FULL FREIGHT

•	Requires Vendor Relations Office advance shipment notice and authorization.
•	Requires vendor pays full freight and be responsible for freight in transit.

10)	Use of Small Package Delivery Services

SUCH AS –UPS, FED EX	FOB RBA DOCK	VENDOR PAYS FULL FREIGHT
GROUND, ETC.

•  Requires shipment be made only from non-consolidation points.
•  Requires shipment be made only to the RBA distribution center in Enfield, CT.
•  Requires a maximum of 2 cartons per shipment, each carton to weigh no more than 40lbs.
•  Requires delivery be made within 3 days of shipment from vendor.

11)	Shipments Direct To DC By Vendor’s Own Truck

VENDOR’S DELIVERY	FOB – RBA DOCK

•  Requires vendor to pay freight and be responsible for freight in transit.
•  Requires prior approval from Vendor Relations for each shipment.
•  Requires RBA dock appointment within 24 hours prior notice. Call Receiving at
•  (860) 741-0771 ext. 2560.

12)	Bill of Lading Requirements
•	Vendor must combine daily shipments with multiple invoices on one bill of lading.
•	Shipments will be refused at all consolidator locations and RBA dock in cases where the bill of lading information does not match the advanced invoice/packing slip information.
•	In the event any purchase order on the bill of lading is refused, the entire bill of lading will be refused.
•	Bill of lading for each shipment must indicate:
a. Purchase Order Number(s)
b. Number of Carton(s) per Purchase Order Number
c. Invoice/Packing Slip Number(s)
d. Style Number(s)
e. A complete and accurate description of merchandise.
f. Current National Motor Freight Classification Number

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

NON-COMPLIANCE PENALTY TABLE

NOTE: Shipments not in compliance with RBA standards are subject to shipment refusal.
Third Party Service Charges may be levied in addition to the compliance charges listed.

SECTION IN VIOLATION		RESULTING CHARGEBACKS

GENERAL
• A	Page 5	Retail Brand Alliance reserves the right to terminate its
• B	Page 6	relationship and/or contract with any manufacturer or
• E	Page 9	supplier who fails to comply with our General
• F	Page 10	Compliance section.

• I	Page 12	$25.00 per Document

SHIPMENT PREPARATION

• A	Page 14	$200.00 Handling Fee per Invoice/Packing slip
• B	Page 14	$200.00 Handling Fee per Invoice/Packing slip
• C	Page 15	$1.00 per Unit
• D	Page 15	$1.00 per Unit + Cost of Hangers
• E	Page 15	$1.00 per Unit
• F	Page 16	$200.00 Handling Fee per Invoice/Packing slip

PACKING INSTRUCTIONS

• A	Page 19	$1.00 per Unit
• B1&B2	Page 19	$1.00 per Unit
• B3-B10	Page 19-21	$50.00per Carton and/or $1.00 per Unit
• C 1	Page 22	40% Cost Reduction per Unit
• C 2	Page 22	Cost per Unit x Number of Pieces
• C 3&C 5	Page 22	$500.00 Handling Fee
• C4	Page 22	$500.00 HF or Return at Vendor’s Expense + $500.00 HF
• C 6	Page 22	Cost per Unit + 5% Handling Fee
• C 7	Page 23	$ 50.00 per Carton
• C 8	Page 23	Cost of Unit, All Freight charges + $150.00 HF
• C 9	Page 23	$ 50.00 per Carton

CARTON LABELING

• A1&A2	Page 24	$ 50.00 per Carton

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

ROUTING INSTRUCTIONS

• A1&A2	Page 26	2% of Invoice per Day
• A3	Page 26	10% per Additional Invoice
• A4	Page 26	$200.00 per PO
• A5	Page 27	$200.00 per PO
• A6	Page 27	$200.00 per PO
• A9	Page 30	$500.00 Handling Fee
• A10	Page 30	$500.00 Handling Fee

Exhibit 10.132: Certain confidential information in this Exhibit 10.132 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

EXHIBIT H

QUARTERLY AND ANNUAL OPERATING REPORTS REQUIRED BY LICENSOR

QUARTERLY OPERATING REPORT – due within [---------] 113 from the close of every quarter

•
Wholesale Sales of Licensee– All Gross Sales and Net Sales listed by Country and all Net Sales listed by Major Retail Account (defined as any retailer with estimated retail sales of the Licensed Products of at least [---------] 114 per year)

•	Ex Factory Sales of Licensee – All Gross Sales and Net Sales listed by Distributor
•	Discontinued Sales of Licensee – All Gross Sales and Net Sales listed by Retailer

ANNUAL OPERATING REPORT – due within [---------] 115 from the close of every Year of the Term

•
Wholesale Sales of Licensee - All Gross Sales and Net Sales listed by Country and all Net Sales listed by Major Retail Account (defined as any retailer with estimated retail sales of the Licensed Products of at least [---------] 116 per year)

•
Ex Factory sales of Licensee – All Gross Sales and Net Sales listed by Distributor, and Licensee to use commercially reasonable efforts to provide All Distributors’ Gross Sales and Net Sales by Country and Major Retail Account (defined as any retailer with estimated retail sales of the Licensed Products of at least [---------] 117 per year)

•	Discontinued Sales of Licensee– All Gross Sales and Net Sales listed by Retailer
•	Image Plan and Marketing Fund – All marketing, advertising, and promotional expenditures and activities for the prior year

113 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.113.
114 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.114.
115 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.115.
116 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.116.
117 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.132.117.